                                                               DECEMBER 8, 2008
                                            (AS SUPPLEMENTED FEBRUARY 23, 2009)

PREFERENCE PREMIER/SM/ VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes individual Preference Premier/SM/ contracts for deferred variable annuities ("Contracts").

--------------------------------------------------------------------------------

    You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in your Contract. Your choices may include the Fixed Account (not offered or described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.

                                     AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND  AMERICAN FUNDS GROWTH-INCOME FUND
                                     MET INVESTORS FUND
AMERICAN FUNDS BALANCED ALLOCATION               MET/AIM SMALL CAP GROWTH
AMERICAN FUNDS BOND                              MET/FRANKLIN INCOME
AMERICAN FUNDS GROWTH ALLOCATION                 MET/FRANKLIN MUTUAL SHARES
AMERICAN FUNDS GROWTH                            MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
AMERICAN FUNDS MODERATE ALLOCATION               MET/TEMPLETON GROWTH
BLACKROCK LARGE CAP CORE                         MFS(R) EMERGING MARKETS EQUITY
CLARION GLOBAL REAL ESTATE                       MFS(R) RESEARCH INTERNATIONAL
DREMAN SMALL CAP VALUE                           OPPENHEIMER CAPITAL APPRECIATION
HARRIS OAKMARK INTERNATIONAL                     PIMCO INFLATION PROTECTED BOND
JANUS FORTY                                      PIMCO TOTAL RETURN
LAZARD MID CAP                                   PIONEER STRATEGIC INCOME
LEGG MASON PARTNERS AGGRESSIVE GROWTH            RCM TECHNOLOGY
LEGG MASON VALUE EQUITY                          SSGA GROWTH AND INCOME ETF
LOOMIS SAYLES GLOBAL MARKETS                     SSGA GROWTH ETF
LORD ABBETT BOND DEBENTURE                       T. ROWE PRICE MID CAP GROWTH
                                     METROPOLITAN FUND
BLACKROCK AGGRESSIVE GROWTH                      METLIFE CONSERVATIVE ALLOCATION
BLACKROCK BOND INCOME                            METLIFE CONSERVATIVE TO MODERATE ALLOCATION
BLACKROCK LARGE CAP VALUE                        METLIFE MID CAP STOCK INDEX
BLACKROCK LEGACY LARGE CAP GROWTH                METLIFE MODERATE ALLOCATION
BLACKROCK MONEY MARKET                           METLIFE MODERATE TO AGGRESSIVE ALLOCATION
DAVIS VENTURE VALUE                              METLIFE STOCK INDEX
FI MID CAP OPPORTUNITIES                         MFS(R) TOTAL RETURN
HARRIS OAKMARK FOCUSED VALUE                     MFS(R) VALUE
JENNISON GROWTH                                  MORGAN STANLEY EAFE(R) INDEX
JULIUS BAER INTERNATIONAL STOCK                  NEUBERGER BERMAN MID CAP VALUE
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX          OPPENHEIMER GLOBAL EQUITY
LOOMIS SAYLES SMALL CAP                          RUSSELL 2000(R) INDEX
MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY      T. ROWE PRICE SMALL CAP GROWTH
METLIFE AGGRESSIVE ALLOCATION                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated December 8, 2008 (as supplemented February 23, 2009). The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 124 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
Attn: Fulfillment Unit - Preference Premier
1600 Division Road
West Warwick, RI 02893
(800) 638-7732




 CONTRACTS
 AVAILABLE:

   .  Non-Qualified
   .  Traditional IRA
   .  Roth IRA

 CLASSES AVAILABLE
 FOR EACH CONTRACT
   .  B
   .  B Plus
   .  C
   .  L
   .  R

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

 .  a bank deposit or obligation;

 .  federally insured or guaranteed; or

 .  endorsed by any bank or other financial institution.

Each class of the Contracts has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement. The expenses for a B Plus Class Contract may be higher than similar contracts without a bonus. The purchase payment credits may be more than offset by the higher expenses for the B Plus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

You should read carefully the current Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses before purchasing a Contract. Copies of these prospectuses will accompany or precede the delivery of your Contract, unless you elect to register for METLIFE EDELIVERY(R), in which case they will be delivered electronically to you. You can also obtain copies of the prospectuses for the Portfolios by calling us or writing to us at the appropriate phone number or address below.

             If you purchased your      If you purchased your
             Contract through a         Contract through a
             METLIFE sales              NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines IA, 50306-0342  Des Moines IA, 50306-0342

             800-638-7732               800-435-4117

ELECTRONIC DELIVERY. You may elect to register for ESERVICE/SM/, which will allow you to do the following:

  .   view a consolidated account summary of your available products,

  .   track the performance of your investments,

  . perform select transactions such as funding option transfers and address changes, and

  . receive electronic delivery of Contract and Portfolio prospectuses, and annual and semi-annual reports for the Portfolios, and other related documents through METLIFE EDELIVERY(R).

For more information and/or to enroll, please log on to HTTPS://ESERVICE.METLIFE.COM.

                               TABLE OF CONTENTS

Important Terms You Should Know.................................................  5
Table of Expenses...............................................................  8
Accumulation Unit Values Tables................................................. 21
MetLife......................................................................... 22
Metropolitan Life Separate Account E............................................ 22
Variable Annuities.............................................................. 22
    Replacement of Annuity Contracts............................................ 23
    The Contract................................................................ 23
Classes of the Contract......................................................... 24
Your Investment Choices......................................................... 28
    Investment Allocation Restrictions For Certain Benefits..................... 33
The Annuity Contract............................................................ 36
    Automated Investment Strategies and Enhanced Dollar Cost Averaging Program.. 37
    Purchase Payments........................................................... 41
        Allocation of Purchase Payments......................................... 42
        Debit Authorizations.................................................... 42
        Limits on Purchase Payments............................................. 42
    The Value of Your Investment................................................ 42
    Transfer Privilege.......................................................... 43
    Access to Your Money........................................................ 46
        Systematic Withdrawal Program........................................... 46
    Charges..................................................................... 47
        Separate Account Charge................................................. 47
        Investment-Related Charge............................................... 48
    Annual Contract Fee......................................................... 48
        Optional Enhanced Death Benefit......................................... 48
        Optional Guaranteed Minimum Income Benefits............................. 48
        Optional Guaranteed Withdrawal Benefits................................. 49
    Premium and Other Taxes..................................................... 49
    Withdrawal Charges.......................................................... 50
        When No Withdrawal Charge Applies....................................... 51
    Free Look................................................................... 52
    Death Benefit--Generally.................................................... 52
        Standard Death Benefit.................................................. 54
    Optional Death Benefits..................................................... 56
        Annual Step-Up Death Benefit............................................ 56
        The Enhanced Death Benefit.............................................. 57
        Earnings Preservation Benefit........................................... 61
    Living Benefits............................................................. 63
        Overview of Living Benefits............................................. 63
           Guaranteed Income Benefits........................................... 63
           Guaranteed Withdrawal Benefits....................................... 75

    Pay-Out Options (or Income Options).........................................  99
        Income Payment Types.................................................... 100
        Allocation.............................................................. 101
        Minimum Size of Your Income Payment..................................... 101
        The Value of Your Income Payments....................................... 101
        Reallocation Privilege.................................................. 102
        Charges................................................................. 103
General Information............................................................. 104
    Administration.............................................................. 104
        Purchase Payments....................................................... 104
        Confirming Transactions................................................. 104
        Processing Transactions................................................. 105
           By Telephone or Internet............................................. 105
           After Your Death..................................................... 105
           Misstatement......................................................... 106
           Third Party Requests................................................. 106
           Valuation--Suspension of Payments.................................... 106
    Advertising Performance..................................................... 106
    Changes to Your Contract.................................................... 108
    Voting Rights............................................................... 109
    Who Sells the Contracts..................................................... 109
    Financial Statements........................................................ 112
    When We Can Cancel Your Contract............................................ 112
Income Taxes.................................................................... 113
Legal Proceedings............................................................... 123
Table of Contents for the Statement of Additional Information................... 124
Appendix A Premium Tax Table.................................................... 125
Appendix B Accumulation Unit Values For Each Investment Division Tables......... 126
Appendix C Portfolio Legal Names and Marketing Names............................ 127
Appendix D Additional Information Regarding the Portfolios...................... 128

The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT VALUE

When you purchase a Contract, an account is set up for you. Your Account Value is the total amount of money credited to you under your Contract including money in the investment divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.

ACCUMULATION UNIT VALUE

In the Contract, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADMINISTRATIVE OFFICE

Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Contract. Your Contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.

ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract owner dies.

CONTRACT

A Contract is the legal agreement between you and MetLife. This document contains relevant provisions of your deferred variable annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Contract.

CONTRACT OWNER

The person or entity which has all rights including the right to direct who receives income payments.

CONTRACT YEAR

The Contract Year is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from your Account Value, if you withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.

YOU

In this Prospectus "you" is the owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). "You" can also be a beneficiary of a deceased person's Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as beneficiary. A Contract generally may have two owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations.

   TABLE OF EXPENSES--PREFERENCE PREMIER

       The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Contract. The first table describes charges you will pay at the time you purchase the Contract, make withdrawals from your Contract or make transfers between the investment divisions. The tables do not show premium taxes of up to 3.5% (See Appendix
   A) and other taxes which may apply. There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.

   Table 1--Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments........................                           None
------------------------------------------------------------------------------------------------
Withdrawal Charge (as a percentage of each purchase payment) (1).                       Up to 8%
------------------------------------------------------------------------------------------------
Transfer Fee (2)................................................. Maximum Guaranteed Charge: $25
------------------------------------------------------------------------------------------------
                                                                            Current Charge: None
------------------------------------------------------------------------------------------------

     The second set of tables describes the fees and expenses that you will bear periodically during the time you hold the Contract, but does not include fees and expenses for the Portfolios.

   Table 2(a)--Fees Deducted on Each Contract Anniversary

                          Annual Contract Fee (3). $30
                          ----------------------------

   Table 2(b)--Separate Account Charge

     SEE ADDITIONAL OPTIONAL DEATH BENEFITS BELOW FOR AN ADDITIONAL OPTIONAL DEATH BENEFIT, THE ENHANCED DEATH BENEFIT, FOR WHICH THE CHARGE IS ASSESSED ON THE DEATH BENEFIT BASE AND DEDUCTED ANNUALLY FROM YOUR ACCOUNT
VALUE.

Current Separate Account Charge (as a percentage of your Account Value) for American Funds Growth-Income and American
Funds Global Small Capitalization Divisions (4)
                                                 B CLASS      B PLUS CLASS (5)     C CLASS     L CLASS     R CLASS
              Death Benefit                      -------      ----------------     -------     -------     -------
  Standard Death Benefit........................  1.50%            2.05%            1.90%       1.75%       1.40%
----------------------------------------------------------------------------------------------------------------------
  Optional Annual Step-Up Benefit...............  1.70%            2.25%            2.10%       1.95%       1.60%
----------------------------------------------------------------------------------------------------------------------
Optional Earnings Preservation Benefit (6)......   .25%             .25%             .25%        .25%        .25%
----------------------------------------------------------------------------------------------------------------------

Current Separate Account Charge (as a percentage of your Account Value) for all investment divisions except the American
Funds Growth-Income and American Funds Global Small Capitalization Divisions (4)
                                                 B CLASS      B PLUS CLASS (5)      C CLASS      L CLASS      R CLASS
              Death Benefit                      -------      ----------------      -------      -------      -------
  Standard Death Benefit........................  1.25%            1.80%             1.65%        1.50%        1.15%
-------------------------------------------------------------------------------------------------------------------------
  Optional Annual Step-Up Benefit...............  1.45%            2.00%             1.85%        1.70%        1.35%
-------------------------------------------------------------------------------------------------------------------------
Optional Earnings Preservation Benefit (6)......   .25%             .25%              .25%         .25%         .25%
-------------------------------------------------------------------------------------------------------------------------

   Table 2(c)--Additional Optional Death Benefits

Enhanced Death Benefit (Prior to Optional Step-Up) (issue age 69 or younger) (7)  0.65% of the Death Benefit Base
------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit (Prior to Optional Step-Up) (issue age 70-75) (7)          0.90% of the Death Benefit
                                                                                  Base
------------------------------------------------------------------------------------------------------------------
Enhanced Death Benefit (Maximum upon Optional Step-Up) (7)                        1.50% of the Death Benefit
                                                                                  Base
------------------------------------------------------------------------------------------------------------------

        Table 2(d)--Optional Guaranteed Income Benefits (8)

Guaranteed Minimum Income Benefit Plus II (Prior to Optional Step-Up/Reset) (9)  1.00% of the Income Base
----------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit Plus II (Maximum upon Optional Step-Up/        1.50% of the Income Base
Reset) (9)
----------------------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit II (9)                                         0.50% of the Income Base
----------------------------------------------------------------------------------------------------------

        Table 2(e)--Optional Guaranteed Withdrawal Benefits

LIFETIME WITHDRAWAL GUARANTEE BENEFITS
---------------------------------------------------------------------------------------------------------------------
  Lifetime Withdrawal Guarantee II (Single Life Version) (Prior to Automatic Annual    1.25% of the Total Guaranteed
  Step-Up) (10)                                                                        Withdrawal Amount
---------------------------------------------------------------------------------------------------------------------
  Lifetime Withdrawal Guarantee II (Single Life Version) (Maximum upon                 1.60% of the Total Guaranteed
  Automatic Annual Step-Up) (10)                                                       Withdrawal Amount
---------------------------------------------------------------------------------------------------------------------
  Lifetime Withdrawal Guarantee II (Joint Life Version) (Prior to Automatic Annual     1.50% of the Total Guaranteed
  Step-Up) (10)                                                                        Withdrawal Amount
---------------------------------------------------------------------------------------------------------------------
  Lifetime Withdrawal Guarantee II (Joint Life Version) (Maximum upon Automatic        1.80% of the Total Guaranteed
  Annual Step-Up) (10)                                                                 Withdrawal Amount
---------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFITS
---------------------------------------------------------------------------------------------------------------------
  Enhanced Guaranteed Withdrawal Benefit (Prior to Optional Reset) (11)                0.55% of the Guaranteed
                                                                                       Withdrawal Amount
---------------------------------------------------------------------------------------------------------------------
  Enhanced Guaranteed Withdrawal Benefit (Maximum upon Optional Reset) (11)            1.00% of the Guaranteed
                                                                                       Withdrawal Amount
---------------------------------------------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Contract. All of the Portfolios listed below are Class B except for the Portfolios of the American Funds(R), which are Class 2, the American Funds Balanced Allocation, American Funds Bond, American Funds Growth Allocation, American Funds Growth and American Funds Moderate Allocation Portfolios of the Met Investors Fund, which are Class C, and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

        Table 3--Portfolio Operating Expenses

                                                                       Minimum              Maximum
                                                          --------------------------------  -------
                                                          (Does not take into consideration
                                                          any American Funds(R) Portfolio,
                                                          for which an additional separate
                                                          account charge applies.)
---------------------------------------------------------------------------------------------------
Total Annual Metropolitan Fund, Met Investors Fund and
American Funds(R) Operating Expenses for the fiscal year
ending December 31, 2007 (expenses that are deducted
from these Fund's assets include management fees,
distribution fees (12b-1 fees) and other expenses).                     0.54%                1.40%
---------------------------------------------------------------------------------------------------

  Notes

/1/ A withdrawal charge may apply if you withdraw purchase payments that were credited to your Contract. The charges on purchase payments for each class is calculated according to the following schedule:

     IF WITHDRAWN DURING YEAR  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
     ------------------------  ------- ------------ ------- ------- -------
           1..................    7%        8%       None      7%      8%
     ----------------------------------------------------------------------
           2..................    6%        8%                 6%      8%
     ----------------------------------------------------------------------
           3..................    6%        7%                 5%      7%
     ----------------------------------------------------------------------
           4..................    5%        6%                 0%      6%
     ----------------------------------------------------------------------
           5..................    4%        5%                 0%      5%
     ----------------------------------------------------------------------
           6..................    3%        4%                 0%      4%
     ----------------------------------------------------------------------
           7..................    2%        3%                 0%      3%
     ----------------------------------------------------------------------
           8..................    0%        2%                 0%      2%
     ----------------------------------------------------------------------
           9..................    0%        1%                 0%      1%
     ----------------------------------------------------------------------
           Thereafter.........    0%        0%                 0%      0%
     ----------------------------------------------------------------------

    There are times when the withdrawal charge does not apply. For example, you may always withdraw earnings without a withdrawal charge. After the first Contract Year, you may also withdraw up to 10% of your total purchase payments without a withdrawal charge.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

/3/ This fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if you take a total withdrawal of your Account Value. During the pay-out phase, we reserve the right to deduct this fee.

/4/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Investment Divisions). We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions as shown in the table labeled "Current Separate Account Charge for the American Funds Investment Divisions".

/5/ The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds Investment Divisions) after you have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds Investment Divisions) after you have held the Contract for nine years.

/6/ The Separate Account charge for the Earnings Preservation Benefit is in addition to the Separate Account charge for your class of the Contract with the death benefit you have chosen. You pay the Separate Account charge designated under the appropriate class for the Standard Death Benefit or the Optional Annual Step-Up Death Benefit.

/7/ The charge for the Enhanced Death Benefit is a percentage of your Death
    Benefit Base, as defined later in this Prospectus. You do not pay this charge once you are in the pay-out phase of your Contract or after your rider terminates. If the Guaranteed Minimum Income Benefit Plus II is purchased with the Enhanced Death Benefit, the charge for the Enhanced Death Benefit is reduced to 0.60% of the Death Benefit Base if you are age 69 or younger at issue and 0.85% of the Death Benefit Base if you are age 70-75 at issue. (See Enhanced Death Benefit for more information.)

/8/ You may not have a Guaranteed Withdrawal Benefit or a Guaranteed Minimum
    Income Benefit in effect at the same time. You may not have the Enhanced Death Benefit in effect with any living benefit rider except the Guaranteed Minimum Income Benefit Plus II.

/9/ For Contracts issued in New York State only, the Guaranteed Minimum Income
    Benefit Plus II charge (prior to Optional Step-Up/Reset) is 0.95%. The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once you are in the pay-out phase of your Contract, or after your rider terminates. (See Guaranteed Income Benefits for more information.)

/10/The charge for the Lifetime Withdrawal Guarantee II is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once you are in the pay-out phase of your Contract, or after your rider terminates. (See Guaranteed Withdrawal Benefits for more information.)

/11/The charge for the Enhanced Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once you are in the pay-out phase of your Contract, or after your rider terminates (see Guaranteed Withdrawal Benefits for more information).

Table 4--Underlying Portfolio Fees and Expenses as of December 31, 2007 (unless otherwise noted)
(as a percentage of average daily net assets)

  AMERICAN FUNDS(R)--CLASS 2
                                          DISTRIBUTION          ACQUIRED    TOTAL
                                             AND/OR             FUND FEES  ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES* EXPENSES
-----------------------------------------------------------------------------------
American Funds Global Small
  Capitalization Fund.........    0.70%       0.25%      0.03%     --       0.98%
American Funds Growth-Income
  Fund........................    0.26%       0.25%      0.01%     --       0.52%

  MET INVESTORS FUND
                                          DISTRIBUTION          ACQUIRED    TOTAL
                                             AND/OR             FUND FEES  ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES* EXPENSES
------------------------------------------------------------------------------------
American Funds Balanced
  Allocation Portfolio --
  Class C.....................    0.10%       0.55%      0.15%    0.39%     1.19%/1/
American Funds Bond Portfolio
  -- Class C..................      --        0.55%      0.44%    0.41%     1.40%/2/
American Funds Growth
  Allocation Portfolio --
  Class C.....................    0.10%       0.55%      0.19%    0.36%     1.20%/1/
American Funds Growth
  Portfolio -- Class C........      --        0.55%      0.13%    0.33%     1.01%/2/
American Funds Moderate
  Allocation Portfolio --
  Class C.....................    0.10%       0.55%      0.26%    0.41%     1.32%/1/
BlackRock Large Cap Core
  Portfolio -- Class B........    0.58%       0.25%      0.06%      --      0.89%
Clarion Global Real Estate
  Portfolio -- Class B........    0.61%       0.25%      0.04%      --      0.90%
Dreman Small Cap Value
  Portfolio -- Class B........    0.79%       0.25%      0.13%      --      1.17%/3/
Harris Oakmark International
  Portfolio -- Class B........    0.77%       0.25%      0.08%      --      1.10%
Janus Forty Portfolio --
  Class B.....................    0.65%       0.25%      0.06%      --      0.96%
Lazard Mid Cap Portfolio --
  Class B.....................    0.69%       0.25%      0.06%      --      1.00%
Legg Mason Partners
  Aggressive Growth Portfolio
  -- Class B..................    0.62%       0.25%      0.05%      --      0.92%
Legg Mason Value Equity
  Portfolio -- Class B........    0.63%       0.25%      0.04%      --      0.92%
Loomis Sayles Global Markets
  Portfolio -- Class B........    0.68%       0.25%      0.09%      --      1.02%
Lord Abbett Bond Debenture
  Portfolio -- Class B........    0.49%       0.25%      0.04%      --      0.78%
Met/AIM Small Cap Growth
  Portfolio -- Class B........    0.86%       0.25%      0.06%      --      1.17%
Met/Franklin Income Portfolio
  -- Class B..................    0.80%       0.25%      0.29%      --      1.34%/4/
Met/Franklin Mutual Shares
  Portfolio -- Class B........    0.80%       0.25%      0.29%      --      1.34%/4/
Met/Franklin Templeton
  Founding Strategy Portfolio
  -- Class B..................    0.05%       0.25%      0.15%    0.87%     1.32%/5/
Met/Templeton Growth
  Portfolio -- Class B........    0.70%       0.25%      0.34%      --      1.29%/6/
MFS(R) Emerging Markets
  Equity Portfolio -- Class B.    0.70%       0.25%      0.09%      --      1.04%
MFS(R) Research International
  Portfolio -- Class B........    0.70%       0.25%      0.09%      --      1.04%
Oppenheimer Capital
  Appreciation Portfolio --
  Class B.....................    0.58%       0.25%      0.06%      --      0.89%
PIMCO Inflation Protected
  Bond Portfolio -- Class B...    0.50%       0.25%      0.05%      --      0.80%
PIMCO Total Return Portfolio
  -- Class B..................    0.48%       0.25%      0.04%      --      0.77%/7/
Pioneer Strategic Income
  Portfolio -- Class E........    0.60%       0.15%      0.09%      --      0.84%/3/
RCM Technology Portfolio --
  Class B.....................    0.88%       0.25%      0.14%      --      1.27%

  MET INVESTORS FUND
                                          DISTRIBUTION          ACQUIRED    TOTAL
                                             AND/OR             FUND FEES  ANNUAL
                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING
                                  FEE     (12B-1) FEES EXPENSES EXPENSES* EXPENSES
------------------------------------------------------------------------------------
SSgA Growth and Income ETF
  Portfolio -- Class B........    0.33%       0.25%      0.09%    0.20%     0.87%/8/
SSgA Growth ETF Portfolio --
  Class B.....................    0.33%       0.25%      0.08%    0.22%     0.88%/8/
T. Rowe Price Mid Cap Growth
  Portfolio -- Class B........    0.75%       0.25%      0.05%      --      1.05%

  METROPOLITAN FUND--CLASS B
                                            DISTRIBUTION           ACQUIRED    TOTAL
                                               AND/OR              FUND FEES  ANNUAL
                                MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING
                                   FEE          FEES      EXPENSES EXPENSES* EXPENSES
----------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio....................    0.71%        0.25%       0.05%      --      1.01%
BlackRock Bond Income
  Portfolio....................    0.38%        0.25%       0.06%      --      0.69%/9/
BlackRock Large Cap Value
  Portfolio....................    0.68%        0.25%       0.06%      --      0.99%
BlackRock Legacy Large Cap
  Growth Portfolio.............    0.73%        0.25%       0.06%      --      1.04%
BlackRock Money Market
  Portfolio....................    0.33%        0.25%       0.07%      --      0.65%/10/
Davis Venture Value Portfolio..    0.69%        0.25%       0.04%      --      0.98%
FI Mid Cap Opportunities
  Portfolio....................    0.68%        0.25%       0.05%      --      0.98%
Harris Oakmark Focused Value
  Portfolio....................    0.72%        0.25%       0.04%      --      1.01%
Jennison Growth Portfolio......    0.63%        0.25%       0.04%      --      0.92%
Julius Baer International
  Stock Portfolio..............    0.84%        0.25%       0.12%      --      1.21%/11/
Lehman Brothers(R) Aggregate
  Bond Index Portfolio.........    0.25%        0.25%       0.05%      --      0.55%/12/
Loomis Sayles Small Cap
  Portfolio....................    0.90%        0.25%       0.05%      --      1.20%/13/
Met/Dimensional International
  Small Company Portfolio......    0.85%        0.25%       0.30%      --      1.40%/14/
MetLife Aggressive Allocation
  Portfolio....................    0.10%        0.25%       0.04%    0.73%     1.12%/15/
MetLife Conservative
  Allocation Portfolio.........    0.10%        0.25%       0.05%    0.59%     0.99%/15/
MetLife Conservative to
  Moderate Allocation
  Portfolio....................    0.10%        0.25%       0.01%    0.64%     1.00%/15/
MetLife Mid Cap Stock Index
  Portfolio....................    0.25%        0.25%       0.07%    0.01%     0.58%/16/
MetLife Moderate Allocation
  Portfolio....................    0.08%        0.25%       0.01%    0.67%     1.01%/15/
MetLife Moderate to
  Aggressive Allocation
  Portfolio....................    0.08%        0.25%       0.01%    0.70%     1.04%/15/
MetLife Stock Index Portfolio..    0.25%        0.25%       0.04%      --      0.54%/16/
MFS(R) Total Return Portfolio..    0.53%        0.25%       0.05%      --      0.83%
MFS(R) Value Portfolio.........    0.72%        0.25%       0.05%      --      1.02%/17/
Morgan Stanley EAFE(R) Index
  Portfolio....................    0.30%        0.25%       0.12%    0.01%     0.68%/18/
Neuberger Berman Mid Cap
  Value Portfolio..............    0.64%        0.25%       0.05%      --      0.94%
Oppenheimer Global Equity
  Portfolio....................    0.51%        0.25%       0.10%      --      0.86%
Russell 2000(R) Index
  Portfolio....................    0.25%        0.25%       0.07%    0.01%     0.58%/16/
T. Rowe Price Small Cap
  Growth Portfolio.............    0.51%        0.25%       0.08%      --      0.84%
Western Asset Management U.S.
  Government Portfolio.........    0.49%        0.25%       0.05%      --      0.79%

  * Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

------------------------------------------------------------------------------

/1/ The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series(R). Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The estimated expenses of the underlying portfolios are based upon the weighted average of the total operating expenses of the underlying portfolios before expense waivers allocated to the portfolios at December 31, 2007. The fees and expenses of the Portfolio are estimated for the year ending December 31, 2008. Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses.

/2/ The Portfolio is a "feeder fund" that invests all of its assets in an underlying "master fund." As an investor in an underlying master fund, the Portfolio will bear its pro rata portion of the operating expenses of the underlying master fund, including the management fee. The fees and expenses of the Portfolio are estimated for the year ending December 31, 2008. Met Investors Advisory, LLC contractually has agreed, for the period April 28, 2008 to April 30, 2009, to limit Other Expenses to 0.10%.

/3/ This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.

/4/ The fees and expenses of the Portfolio are estimated for the year ending
    December 31, 2008. Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees.

/5/ The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The expenses of the underlying portfolios are based upon the weighted average of the estimated total operating expenses of the underlying portfolios after expense waivers allocated to the underlying portfolios for the year ending December 31, 2008. The fees and expenses of the Portfolio are estimated for the year ending December 31, 2008. Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.05%, excluding 12b-1 fees and acquired fund fees and expenses.

/6/ The fees and expenses of the Portfolio are estimated for the year ending
    December 31, 2008. Met Investors Advisory, LLC has contractually agreed, for the period April 28, 2008 to April 30, 2009, to limit its fee and reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees.

/7/ The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the preceding fiscal year.

/8/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Management Fee has been restated to reflect an amended management fee agreement that became effective as of September 2, 2008.

/9/ MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the amounts over $1 billion but less than $2 billion.

/10/MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

/11/MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.

/12/MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.244%.

/13/MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio by 0.05%.

/14/The fees and expenses of the Portfolio are estimated for the year ending
    December 31, 2008.

/15/The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit the net operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.35%.

/16/MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.243%.

/17/MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

/18/MetLife Advisers, LLC has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce the Management Fee for each Class of the Portfolio to 0.293%.

  EXAMPLES
  These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual contract fees, if any, separate account charges, and underlying Portfolio fees and expenses.

  Examples 1 through 5 assume you purchased the Contract with optional benefits that result in the highest possible combination of charges. Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class. Examples 6 through 10 assume you purchased the Contract with no optional benefits that result in the least expensive combination of charges. Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.

  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  you select the B Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Enhanced Death Benefit and you are age 70 and assume that you elect the Optional Reset feature and as a result the charge
    (a) increases to 1.50%, which is the maximum charge permitted, and (b) is reduced to 1.45% because the GMIB Plus II also was selected; and
 .  you select the Earnings Preservation Benefit
  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                       1      3      5     10
                                      YEAR  YEARS  YEARS  YEARS
                ------------------------------------------------
                Maximum............. $1,335 $2,489 $3,683 $7,048
                Minimum............. $1,250 $2,242 $3,290 $6,366

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                       1     3      5     10
                                      YEAR YEARS  YEARS  YEARS
                 ----------------------------------------------
                 Maximum............. $635 $1,949 $3,323 $7,048
                 Minimum............. $550 $1,702 $2,930 $6,366

  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  you select the B Plus Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Enhanced Death Benefit and you are age 70 and assume that you elect the Optional Reset feature and as a result the charge
    (a) increases to 1.50%, which is the maximum charge permitted, and (b) is reduced to 1.45% because the GMIB Plus II also was selected; and
 .  you select the Earnings Preservation Benefit

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
------------------------------------------------------------------------------
Maximum........................................... $1,490 $2,734 $4,015 $7,448
Minimum........................................... $1,405 $2,491 $3,633 $6,810

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $690 $2,104 $3,565 $7,448
Minimum........................................... $605 $1,861 $3,183 $6,810

  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  you select the C Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you pay the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Enhanced Death Benefit and you are age 70 and assume that you elect the Optional Reset feature and as a result the charge
    (a) increases to 1.50%, which is the maximum charge permitted, and (b) is reduced to 1.45% because the GMIB Plus II also was selected; and
 .  you select the Earnings Preservation Benefit

  You surrender your Contract, you do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges apply to the C Class).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $675 $2,062 $3,500 $7,341
Minimum........................................... $590 $1,818 $3,115 $6,692

  Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  you select the L Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Enhanced Death Benefit and you are age 70 and assume that you elect the Optional Reset feature and as a result the charge
    (a) increases to 1.50%, which is the maximum charge permitted, and (b) is reduced to 1.45% because the GMIB Plus II also was selected; and
 .  you select the Earnings Preservation Benefit

  You fully surrender your Contract with applicable withdrawal charges deducted.

                                                     1      3      5     10
                                                    YEAR  YEARS  YEARS  YEARS
------------------------------------------------------------------------------
Maximum........................................... $1,360 $2,470 $3,434 $7,234
Minimum........................................... $1,275 $2,225 $3,046 $6,572

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $660 $2,020 $3,434 $7,234
Minimum........................................... $575 $1,775 $3,046 $6,572

  Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  you select the R Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you paid the Annual Contract Fee;
 .  the underlying Portfolio earns a 5% annual return;
 . you select the Guaranteed Minimum Income Benefit Plus II ("GMIB Plus II") and assume that you elect the Optional Reset feature and as a result the charge increases to 1.50%, which is the maximum charge permitted;
 . you select the Enhanced Death Benefit and you are age 70 and assume that you elect the Optional Reset feature and as a result the charge
    (a) increases to 1.50%, which is the maximum charge permitted, and (b) is reduced to 1.45% because the GMIB Plus II also was selected; and
 .  you select the Earnings Preservation Benefit

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,425 $2,551 $3,728 $6,973
 Minimum........................................... $1,340 $2,303 $3,333 $6,283

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                    1     3      5     10
                                                   YEAR YEARS  YEARS  YEARS
----------------------------------------------------------------------------
Maximum........................................... $625 $1,921 $3,278 $6,973
Minimum........................................... $540 $1,673 $2,883 $6,283

  Example 6. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  you select the B Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $998 $1,451 $1,908 $3,254
  Minimum........................................... $912 $1,194 $1,481 $2,410

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $298 $911  $1,548 $3,254
  Minimum........................................... $212 $654  $1,121 $2,410

  Example 7. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  you select the B Plus Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,152 $1,702 $2,262 $3,753
 Minimum........................................... $1,067 $1,449 $1,847 $2,959

  You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $352 $1,072 $1,812 $3,753
  Minimum........................................... $267 $  819 $1,397 $2,959

  Example 8. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  you select the C Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 .  there was no allocation to the Fixed Account;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return


  You surrender your Contract, you do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges apply to the C Class).

                                                      1     3      5     10
                                                     YEAR YEARS  YEARS  YEARS
  ----------------------------------------------------------------------------
  Maximum........................................... $338 $1,028 $1,741 $3,620
  Minimum........................................... $252 $  774 $1,322 $2,813

  Example 9. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
 .  you select the L Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract with applicable withdrawal charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,023 $1,435 $1,669 $3,484
 Minimum........................................... $  937 $1,179 $1,247 $2,664

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income type under which you receive income payments over your life time) (no withdrawal charges would be deducted).

                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $323 $985  $1,669 $3,484
  Minimum........................................... $237 $729  $1,247 $2,664

  Example 10. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:
  Assumptions:
 .  you select the R Class;
 .  reimbursement and/or waiver of expenses was not in effect;
 . there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;
 . you bear the minimum or maximum fees and expenses of any of the Portfolios (see Table 3--Portfolio Operating Expenses);
 .  you pay the Annual Contract Fee; and
 .  the underlying Portfolio earns a 5% annual return

  You fully surrender your Contract, with applicable withdrawal charges deducted.

                                                      1      3      5     10
                                                     YEAR  YEARS  YEARS  YEARS
 ------------------------------------------------------------------------------
 Maximum........................................... $1,088 $1,512 $1,950 $3,160
 Minimum........................................... $1,002 $1,254 $1,520 $2,307

  You do not surrender your Contract or you elect to annuitize (elect a pay-out option with an income payment type under which you receive income payments over your lifetime) (no withdrawal charges would be deducted).

                                                      1     3     5     10
                                                     YEAR YEARS YEARS  YEARS
  ---------------------------------------------------------------------------
  Maximum........................................... $288 $882  $1,500 $3,160
  Minimum........................................... $202 $624  $1,070 $2,307

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

        Accumulation Unit Values are not available because the Contracts were not offered for sale prior to February 23, 2009, and therefore no accumulation units were outstanding as of the date of this prospectus.

METLIFE

       Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE:MET). MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188.
MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Premier Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Contracts even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any such amount under the Guaranteed Minimum Income Benefits, the optional death benefits, the Earnings Preservation Benefit or Guaranteed Withdrawal Benefits that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

    This Prospectus describes a type of variable annuity, a deferred variable annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Contracts have a fixed interest rate option called the "Fixed Account." The Fixed Account is not available to all Contract owners. The Fixed Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). The variable pay-out options under the Contracts have a fixed payment option called the "Fixed Income Payment Option." Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

REPLACEMENT OF ANNUITY CONTRACTS

EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the withdrawal charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then you should compare the fees and charges (E.G., the death benefit charges, the living benefit charges, and the separate account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

OTHER EXCHANGES: Generally, you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange you should compare both annuities carefully. If you exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.

THE CONTRACT


    You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.

Because the Contract proceeds must be distributed within the time periods required by the Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Accordingly, a purchaser who has or is contemplating a civil union should note that a civil union partner would not be able to receive continued payments upon the death of the owner under the Joint Life version of the Lifetime Withdrawal Guarantee benefit.

A Contract consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Contract is offered in several variations, which we call "classes." Each class offers you the ability to choose certain features. Each has its own Separate Account charge and applicable withdrawal charge (except C Class which has no withdrawal charges). The Contract also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If you purchase any of the optional death benefits, you receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Contract to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the B Class Contract with the Standard Death Benefit and no optional benefits. These optional benefits are:

..   an Annual Step-Up Death Benefit;

..   an Enhanced Death Benefit;

..   an Earnings Preservation Benefit;

..   Guaranteed Minimum Income Benefits; and

..   Guaranteed Withdrawal Benefits.

You may not have a Guaranteed Minimum Income Benefit or a Guaranteed Withdrawal Benefit in effect at the same time. You may not have the Enhanced Death Benefit in effect with any living benefit rider except the Guaranteed Minimum Income Benefit Plus II.

Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.

CLASSES OF THE CONTRACT

B CLASS

The B Class has a 1.25% annual Separate Account charge (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining seven year withdrawal charge on each purchase payment. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.45% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%.

B PLUS CLASS

THE B PLUS CLASS (MAY ALSO BE KNOWN AS THE "BONUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase a Contract in the B Plus Class before your 81st birthday. If there are joint Contract owners, the age of the oldest joint Contract owner will be used to determine eligibility. Under the B Plus Class Contract, we currently credit 6% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro-rata basis to the Fixed Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments. The B Plus Class has a 1.80% annual Separate Account charge (2.05% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine year withdrawal charge on each purchase payment. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 2.00% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.25%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.25% or, in the case of the American Funds Growth-Income and American Funds Global Small

Capitalization funds, 2.50%. After you have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds). After you have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit, or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.70%. During the pay-out phase, the Separate Account charge is 1.25% (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds), regardless of when the Contract is annuitized.

Investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract. (If the Fixed Account is available, Fixed Account rates for the B Plus Class may be lower than those declared for the other classes.)

The B Plus Class Contract may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.

Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.

There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later.

The following table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% credit compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and

c) an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.

--------------------------------------------------------------------------------

                                     B Plus Class                R Class
                                (1.80% Separate Account  (1.15% Separate Account
        Contract Year          charge for first 9 years)    charge all years)
--------------------------------------------------------------------------------
1                                       $55,761                  $52,930
--------------------------------------------------------------------------------
2                                       $58,666                  $56,032
--------------------------------------------------------------------------------
3                                       $61,723                  $59,315
--------------------------------------------------------------------------------
4                                       $64,939                  $62,791
--------------------------------------------------------------------------------
5                                       $68,322                  $66,471
--------------------------------------------------------------------------------
6                                       $71,882                  $70,366
--------------------------------------------------------------------------------
7                                       $75,627                  $74,489
--------------------------------------------------------------------------------
8                                       $79,567                  $78,854
--------------------------------------------------------------------------------
9                                       $83,712                  $83,475
--------------------------------------------------------------------------------
10                                      $88,534                  $88,367
--------------------------------------------------------------------------------
11                                      $93,634                  $93,545
--------------------------------------------------------------------------------
12                                      $99,027                  $99,027
--------------------------------------------------------------------------------

Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the "break-even" point, which is when the Account Balance of a B Plus Class contract will equal the Account Balance of an R Class contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.

The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.

The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.

Any 6% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Value, depending upon your state law. In the case of a refund of Account Value, the refunded amount will include any investment performance on amounts attributable to the 6% credit. If there have been any losses from the investment performance on the amounts attributable to the 6% credit, we will bear that loss.

If we agree to permit your beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if you had a B Plus Class Contract, the Contract will be issued as a B Class Contract.

C CLASS

The C Class has a 1.65% annual Separate Account charge (1.90% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and no withdrawal charge. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.85% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.10%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 2.10% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.35%. The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity Generator/SM/ and the Allocator/SM/ are not available in the C Class Contract. A money market investment division is available in the C Class Contract.

L CLASS

The L Class has a 1.50% annual Separate Account charge (1.75% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining three year withdrawal charge on each purchase payment. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.70% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.95%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.95% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 2.20%. If the Fixed Account is available, Fixed Account rates for the L Class may be lower than those declared for the other classes.

R CLASS

The R Class has a 1.15% annual Separate Account charge (1.40% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds) and a declining nine-year withdrawal charge on each purchase payment. If you choose the Annual Step-Up Death Benefit, the Separate Account charge would be 1.35% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.60%. If you choose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge would be 1.60% or, in the case of the American Funds Growth-Income and American Funds Global Small Capitalization funds, 1.85%.

                  ------------------------------------------

We also make available an employee version of a B Class or R Class Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other B Class or R Class Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of MetLife, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios, or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made during the first Contract Year under an employee version, we will credit the Contract with an additional 6% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments, and will be subject to recapture under the same circumstances as the purchase payment credit for the B Plus Class, described above. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The prospectuses and SAIs are available upon your request by calling us or writing to us at the appropriate phone number or address below.

             If you purchased your      If you purchased your
             Contract through a         Contract through a
             METLIFE sales              NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines IA, 50306-0342  Des Moines IA, 50306-0342

             800-638-7732               800-435-4117

You can also obtain information about the Portfolios (including a copy of the SAI) by accessing the Securities and Exchange Commission's website at http://www.sec.gov. The Metropolitan Fund, the Met Investors Fund and the American Funds(R) prospectuses will accompany or precede the delivery of your Contract. You should read these prospectuses carefully before making purchase payments to the investment divisions. All of the classes of shares available to the Contracts, Class B of the Metropolitan Fund, Class B of the Met Investors Fund (except for the American Funds Balanced Allocation, American Funds Bond, American Funds Growth Allocation, American Funds Growth and American Funds Moderate Allocation Portfolios which are Class C, and the Pioneer Strategic Income Portfolio, which is Class E), and Class 2 of the American Funds(R), impose a 12b-1 Plan fee.

The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Value or income payments are subject to the risks associated with investing in stocks and bonds, your Account Value or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A Contract owner who chooses to invest directly in the underlying Portfolios would not however, receive asset allocation services provided by MetLife Advisers, LLC.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds(R) Portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) Portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "fund of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "funds of funds" which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

                                                                                     INVESTMENT MANAGER/ SUB-INVESTMENT
PORTFOLIO                           INVESTMENT OBJECTIVE                                             MANAGER
---------                           --------------------                                             ----
                                                      AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL SMALL         SEEKS CAPITAL APPRECIATION THROUGH STOCKS.       CAPITAL RESEARCH AND MANAGEMENT COMPANY
CAPITALIZATION FUND
AMERICAN FUNDS GROWTH-INCOME FUND   SEEKS BOTH CAPITAL APPRECIATION AND INCOME.      CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                                     MET INVESTORS FUND
AMERICAN FUNDS BALANCED ALLOCATION  SEEKS A BALANCE BETWEEN A HIGH LEVEL OF          MET INVESTORS ADVISORY, LLC
PORTFOLIO                           CURRENT INCOME AND GROWTH OF CAPITAL WITH A      SUB-INVESTMENT MANAGER: MET INVESTORS
                                    GREATER EMPHASIS ON GROWTH OF CAPITAL.           ADVISORY, LLC
AMERICAN FUNDS BOND PORTFOLIO       SEEKS TO MAXIMIZE CURRENT INCOME AND             MET INVESTORS ADVISORY, LLC
                                    PRESERVE CAPITAL BY INVESTING PRIMARILY IN       SUB-INVESTMENT MANAGER: MET INVESTORS
                                    FIXED-INCOME SECURITIES.                         ADVISORY, LLC
AMERICAN FUNDS GROWTH ALLOCATION    SEEKS GROWTH OF CAPITAL.                         MET INVESTORS ADVISORY, LLC
PORTFOLIO                                                                            SUB-INVESTMENT MANAGER: MET INVESTORS
                                                                                     ADVISORY, LLC
AMERICAN FUNDS GROWTH PORTFOLIO     SEEKS CAPITAL APPRECIATION THROUGH STOCKS.       MET INVESTORS ADVISORY, LLC
                                                                                     SUB-INVESTMENT MANAGER: MET INVESTORS
                                                                                     ADVISORY, LLC
AMERICAN FUNDS MODERATE ALLOCATION  SEEKS A HIGH TOTAL RETURN IN THE FORM OF INCOME  MET INVESTORS ADVISORY, LLC
PORTFOLIO                           AND GROWTH OF CAPITAL, WITH A GREATER            SUB-INVESTMENT MANAGER: MET INVESTORS
                                    EMPHASIS ON INCOME.                              ADVISORY, LLC
BLACKROCK LARGE CAP CORE PORTFOLIO  SEEKS LONG-TERM CAPITAL GROWTH.                  MET INVESTORS ADVISORY, LLC
                                                                                     SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                     ADVISORS, LLC
CLARION GLOBAL REAL ESTATE          SEEKS TO PROVIDE TOTAL RETURN THROUGH            MET INVESTORS ADVISORY, LLC
PORTFOLIO                           INVESTMENT IN REAL ESTATE SECURITIES,            SUB-INVESTMENT MANAGER: ING CLARION REAL
                                    EMPHASIZING BOTH CAPITAL APPRECIATION AND        ESTATE SECURITIES, L.P.
                                    CURRENT INCOME.


PORTFOLIO                           INVESTMENT OBJECTIVE
---------                           --------------------
DREMAN SMALL CAP VALUE PORTFOLIO    SEEKS CAPITAL APPRECIATION.


HARRIS OAKMARK INTERNATIONAL        SEEKS LONG-TERM CAPITAL APPRECIATION.
PORTFOLIO

JANUS FORTY PORTFOLIO               SEEKS CAPITAL APPRECIATION.


LAZARD MID CAP PORTFOLIO            SEEKS LONG-TERM GROWTH OF CAPITAL.


LEGG MASON PARTNERS AGGRESSIVE      SEEKS CAPITAL APPRECIATION.
GROWTH PORTFOLIO

LEGG MASON VALUE EQUITY PORTFOLIO   SEEKS LONG-TERM GROWTH OF CAPITAL.


LOOMIS SAYLES GLOBAL MARKETS        SEEKS HIGH TOTAL INVESTMENT RETURN THROUGH A
PORTFOLIO                           COMBINATION OF CAPITAL APPRECIATION AND
                                    INCOME.
LORD ABBETT BOND DEBENTURE          SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY
PORTFOLIO                           FOR CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL
                                    RETURN.
MET/AIM SMALL CAP GROWTH PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL.


MET/FRANKLIN INCOME PORTFOLIO       SEEKS TO MAXIMIZE INCOME WHILE MAINTAINING
                                    PROSPECTS FOR CAPITAL APPRECIATION.

MET/FRANKLIN MUTUAL SHARES          SEEKS CAPITAL APPRECIATION, WHICH MAY
PORTFOLIO                           OCCASIONALLY BE SHORT-TERM. THE PORTFOLIO'S
                                    SECONDARY INVESTMENT OBJECTIVE IS INCOME.
MET/FRANKLIN TEMPLETON FOUNDING     PRIMARILY SEEKS CAPITAL APPRECIATION AND
STRATEGY PORTFOLIO                  SECONDARILY SEEKS INCOME.

MET/TEMPLETON GROWTH PORTFOLIO      SEEKS LONG-TERM CAPITAL GROWTH.


MFS(R) EMERGING MARKETS EQUITY      SEEKS CAPITAL APPRECIATION.
PORTFOLIO

MFS(R) RESEARCH INTERNATIONAL       SEEKS CAPITAL APPRECIATION.
PORTFOLIO

OPPENHEIMER CAPITAL APPRECIATION    SEEKS CAPITAL APPRECIATION.
PORTFOLIO

PIMCO INFLATION PROTECTED BOND      SEEKS TO PROVIDE MAXIMUM REAL RETURN,
PORTFOLIO                           CONSISTENT WITH PRESERVATION OF CAPITAL AND
                                    PRUDENT INVESTMENT MANAGEMENT.
PIMCO TOTAL RETURN PORTFOLIO        SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH
                                    THE PRESERVATION OF CAPITAL AND PRUDENT
                                    INVESTMENT MANAGEMENT.

                                    INVESTMENT MANAGER/ SUB-INVESTMENT
PORTFOLIO                                           MANAGER
---------                                           ----
DREMAN SMALL CAP VALUE PORTFOLIO    MET INVESTORS ADVISORY, LLC
                                    SUB-INVESTMENT MANAGER: DREMAN
                                    VALUE MANAGEMENT, LLC
HARRIS OAKMARK INTERNATIONAL        MET INVESTORS ADVISORY, LLC
PORTFOLIO                           SUB-INVESTMENT MANAGER: HARRIS
                                    ASSOCIATES L.P.
JANUS FORTY PORTFOLIO               MET INVESTORS ADVISORY, LLC
                                    SUB-INVESTMENT MANAGER: JANUS CAPITAL
                                    MANAGEMENT LLC
LAZARD MID CAP PORTFOLIO            MET INVESTORS ADVISORY, LLC
                                    SUB-INVESTMENT MANAGER: LAZARD ASSET
                                    MANAGEMENT LLC
LEGG MASON PARTNERS AGGRESSIVE      MET INVESTORS ADVISORY, LLC
GROWTH PORTFOLIO                    SUB-INVESTMENT MANAGER: CLEARBRIDGE
                                    ADVISORS, LLC
LEGG MASON VALUE EQUITY PORTFOLIO   MET INVESTORS ADVISORY, LLC
                                    SUB-INVESTMENT MANAGER: LEGG MASON CAPITAL
                                    MANAGEMENT. INC.
LOOMIS SAYLES GLOBAL MARKETS        MET INVESTORS ADVISORY, LLC
PORTFOLIO                           SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                    COMPANY, L.P.
LORD ABBETT BOND DEBENTURE          MET INVESTORS ADVISORY, LLC
PORTFOLIO                           SUB-INVESTMENT MANAGER: LORD, ABBETT &
                                    CO. LLC
MET/AIM SMALL CAP GROWTH PORTFOLIO  MET INVESTORS ADVISORY, LLC
                                    SUB-INVESTMENT MANAGER: INVESCO AIM CAPITAL
                                    MANAGEMENT, INC.
MET/FRANKLIN INCOME PORTFOLIO       MET INVESTORS ADVISORY, LLC
                                    SUB-INVESTMENT MANAGER: FRANKLIN
                                    ADVISERS, INC.
MET/FRANKLIN MUTUAL SHARES          MET INVESTORS ADVISORY, LLC
PORTFOLIO                           SUB-INVESTMENT MANAGER: FRANKLIN MUTUAL
                                    ADVISERS, LLC
MET/FRANKLIN TEMPLETON FOUNDING     MET INVESTORS ADVISORY, LLC
STRATEGY PORTFOLIO                  SUB-INVESTMENT MANAGER: MET INVESTORS
                                    ADVISORY, LLC
MET/TEMPLETON GROWTH PORTFOLIO      MET INVESTORS ADVISORY, LLC
                                    SUB-INVESTMENT MANAGER: TEMPLETON GLOBAL
                                    ADVISORS LIMITED
MFS(R) EMERGING MARKETS EQUITY      MET INVESTORS ADVISORY, LLC
PORTFOLIO                           SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                    FINANCIAL SERVICES COMPANY
MFS(R) RESEARCH INTERNATIONAL       MET INVESTORS ADVISORY, LLC
PORTFOLIO                           SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                    FINANCIAL SERVICES COMPANY
OPPENHEIMER CAPITAL APPRECIATION    MET INVESTORS ADVISORY, LLC
PORTFOLIO                           SUB-INVESTMENT MANAGER: OPPENHEIMERFUNDS,
                                    INC.
PIMCO INFLATION PROTECTED BOND      MET INVESTORS ADVISORY, LLC
PORTFOLIO                           SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                    MANAGEMENT COMPANY LLC
PIMCO TOTAL RETURN PORTFOLIO        MET INVESTORS ADVISORY, LLC
                                    SUB-INVESTMENT MANAGER: PACIFIC INVESTMENT
                                    MANAGEMENT COMPANY LLC

                                                                                     INVESTMENT MANAGER/ SUB-INVESTMENT
PORTFOLIO                           INVESTMENT OBJECTIVE                                             MANAGER
---------                           --------------------                                             ----
PIONEER STRATEGIC INCOME PORTFOLIO  SEEKS A HIGH LEVEL OF CURRENT INCOME.            MET INVESTORS ADVISORY, LLC
                                                                                     SUB-INVESTMENT MANAGER: PIONEER INVESTMENT
                                                                                     MANAGEMENT, INC.
RCM TECHNOLOGY PORTFOLIO            SEEKS CAPITAL APPRECIATION; NO CONSIDERATION IS  MET INVESTORS ADVISORY, LLC
                                    GIVEN TO INCOME.                                 SUB-INVESTMENT MANAGER: RCM CAPITAL
                                                                                     MANAGEMENT LLC
SSGA GROWTH AND INCOME ETF          SEEKS GROWTH OF CAPITAL AND INCOME.              MET INVESTORS ADVISORY, LLC
PORTFOLIO                                                                            SUB-INVESTMENT MANAGER: STATE STREET
                                                                                     GLOBAL ADVISORS
SSGA GROWTH ETF PORTFOLIO           SEEKS GROWTH OF CAPITAL.                         MET INVESTORS ADVISORY, LLC
                                                                                     SUB-INVESTMENT MANAGER: STATE STREET
                                                                                     GLOBAL ADVISORS
T. ROWE PRICE MID CAP GROWTH        SEEKS LONG-TERM GROWTH OF CAPITAL.               MET INVESTORS ADVISORY, LLC
PORTFOLIO                                                                            SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                                     ASSOCIATES, INC.
                                                       METROPOLITAN FUND
BLACKROCK AGGRESSIVE GROWTH         SEEKS MAXIMUM CAPITAL APPRECIATION.              METLIFE ADVISERS, LLC
PORTFOLIO                                                                            SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                     ADVISORS, LLC
BLACKROCK BOND INCOME PORTFOLIO     SEEKS A COMPETITIVE TOTAL RETURN PRIMARILY       METLIFE ADVISERS, LLC
                                    FROM INVESTING IN FIXED-INCOME SECURITIES.       SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                     ADVISORS, LLC
BLACKROCK LARGE CAP VALUE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
                                                                                     SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                     ADVISORS, LLC
BLACKROCK LEGACY LARGE CAP GROWTH   SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
PORTFOLIO                                                                            SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                     ADVISORS, LLC
BLACKROCK MONEY MARKET PORTFOLIO    SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT  METLIFE ADVISERS, LLC
                                    WITH PRESERVATION OF CAPITAL.                    SUB-INVESTMENT MANAGER: BLACKROCK
                                                                                     ADVISORS, LLC
DAVIS VENTURE VALUE PORTFOLIO       SEEKS GROWTH OF CAPITAL.                         METLIFE ADVISERS, LLC
                                                                                     SUB-INVESTMENT MANAGER: DAVIS SELECTED
                                                                                     ADVISERS, L.P.
FI MID CAP OPPORTUNITIES PORTFOLIO  SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
                                                                                     SUB-INVESTMENT MANAGER: PYRAMIS GLOBAL
                                                                                     ADVISORS, LLC
HARRIS OAKMARK FOCUSED VALUE        SEEKS LONG-TERM CAPITAL APPRECIATION.            METLIFE ADVISERS, LLC
PORTFOLIO                                                                            SUB-INVESTMENT MANAGER: HARRIS
                                                                                     ASSOCIATES L.P.
JENNISON GROWTH PORTFOLIO           SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
                                                                                     SUB-INVESTMENT MANAGER: JENNISON
                                                                                     ASSOCIATES LLC
JULIUS BAER INTERNATIONAL STOCK     SEEKS LONG-TERM GROWTH OF CAPITAL.               METLIFE ADVISERS, LLC
PORTFOLIO                                                                            SUB-INVESTMENT MANAGER: JULIUS BAER
                                                                                     INVESTMENT MANAGEMENT LLC
LEHMAN BROTHERS(R) AGGREGATE BOND   SEEKS TO EQUAL THE PERFORMANCE OF THE LEHMAN     METLIFE ADVISERS, LLC
INDEX PORTFOLIO                     BROTHERS(R) AGGREGATE BOND INDEX.                SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                                                                     ADVISORS COMPANY, LLC
LOOMIS SAYLES SMALL CAP PORTFOLIO   SEEKS LONG-TERM CAPITAL GROWTH FROM              METLIFE ADVISERS, LLC
                                    INVESTMENTS IN COMMON STOCKS OR OTHER EQUITY     SUB-INVESTMENT MANAGER: LOOMIS, SAYLES &
                                    SECURITIES.                                      COMPANY, L.P.
MET/DIMENSIONAL INTERNATIONAL       SEEKS LONG-TERM CAPITAL APPRECIATION.            METLIFE ADVISERS, LLC SUB-INVESTMENT
SMALL COMPANY PORTFOLIO                                                              MANAGER: DIMENSIONAL FUND ADVISORS L.P.

                                                                                    INVESTMENT MANAGER/ SUB-INVESTMENT
PORTFOLIO                           INVESTMENT OBJECTIVE                                            MANAGER
---------                           --------------------                                            ----
METLIFE AGGRESSIVE ALLOCATION       SEEKS GROWTH OF CAPITAL.                        METLIFE ADVISERS, LLC
PORTFOLIO
METLIFE CONSERVATIVE ALLOCATION     SEEKS HIGH LEVEL OF CURRENT INCOME, WITH        METLIFE ADVISERS, LLC
PORTFOLIO                           GROWTH OF CAPITAL AS A SECONDARY OBJECTIVE.
METLIFE CONSERVATIVE TO MODERATE    SEEKS HIGH TOTAL RETURN IN THE FORM OF INCOME   METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO                AND GROWTH OF CAPITAL, WITH A GREATER
                                    EMPHASIS ON INCOME.
METLIFE MID CAP STOCK INDEX         SEEKS TO EQUAL THE PERFORMANCE OF THE           METLIFE ADVISERS, LLC
PORTFOLIO                           STANDARD & POOR'S MID CAP 400(R) COMPOSITE      SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                    STOCK PRICE INDEX.                              ADVISORS COMPANY, LLC
METLIFE MODERATE ALLOCATION         SEEKS A BALANCE BETWEEN A HIGH LEVEL OF         METLIFE ADVISERS, LLC
PORTFOLIO                           CURRENT INCOME AND GROWTH OF CAPITAL, WITH A
                                    GREATER EMPHASIS ON GROWTH OF CAPITAL.
METLIFE MODERATE TO AGGRESSIVE      SEEKS GROWTH OF CAPITAL.                        METLIFE ADVISERS, LLC
ALLOCATION PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO       SEEKS TO EQUAL THE PERFORMANCE OF THE           METLIFE ADVISERS, LLC
                                    STANDARD & POOR'S 500(R) COMPOSITE STOCK        SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                    PRICE INDEX.                                    ADVISORS COMPANY, LLC
MFS(R) TOTAL RETURN PORTFOLIO       SEEKS A FAVORABLE TOTAL RETURN THROUGH          METLIFE ADVISERS, LLC
                                    INVESTMENT IN A DIVERSIFIED PORTFOLIO.          SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                    FINANCIAL SERVICES COMPANY
MFS(R) VALUE PORTFOLIO              SEEKS CAPITAL APPRECIATION AND REASONABLE       METLIFE ADVISERS, LLC
                                    INCOME.                                         SUB-INVESTMENT MANAGER: MASSACHUSETTS
                                                                                    FINANCIAL SERVICES COMPANY
MORGAN STANLEY EAFE(R) INDEX        SEEKS TO EQUAL THE PERFORMANCE OF THE MSCI      METLIFE ADVISERS, LLC
PORTFOLIO                           EAFE(R) INDEX.                                  SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                                                                    ADVISORS COMPANY, LLC
NEUBERGER BERMAN MID CAP VALUE      SEEKS CAPITAL GROWTH.                           METLIFE ADVISERS, LLC
PORTFOLIO                                                                           SUB-INVESTMENT MANAGER: NEUBERGER BERMAN
                                                                                    MANAGEMENT, INC.
OPPENHEIMER GLOBAL EQUITY PORTFOLIO SEEKS CAPITAL APPRECIATION.                     METLIFE ADVISERS, LLC
                                                                                    SUB-INVESTMENT MANAGER: OPPENHEIMERFUNDS,
                                                                                    INC.
RUSSELL 2000(R) INDEX PORTFOLIO     SEEKS TO EQUAL THE RETURN OF THE RUSSELL        METLIFE ADVISERS, LLC
                                    2000(R) INDEX.                                  SUB-INVESTMENT MANAGER: METLIFE INVESTMENT
                                                                                    ADVISORS COMPANY, LLC
T. ROWE PRICE SMALL CAP GROWTH      SEEKS LONG-TERM CAPITAL GROWTH.                 METLIFE ADVISERS, LLC
PORTFOLIO                                                                           SUB-INVESTMENT MANAGER: T. ROWE PRICE
                                                                                    ASSOCIATES, INC.
WESTERN ASSET MANAGEMENT U.S.       SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH  METLIFE ADVISERS, LLC
GOVERNMENT PORTFOLIO                PRESERVATION OF CAPITAL AND MAINTENANCE OF      SUB-INVESTMENT MANAGER: WESTERN ASSET
                                    LIQUIDITY.                                      MANAGEMENT COMPANY

Some of the investment choices may not be available under the terms of your Contract. Your Contract or other correspondence we provide you will indicate the investment divisions that are available to you. The BlackRock Money Market Division is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit rider or the Enhanced Death Benefit. Your investment choices may be limited because:

..   We have restricted the available investment divisions.

..   Some of the investment divisions are not approved in your state.

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN BENEFITS

If you elect the Lifetime Withdrawal Guarantee II, the Guaranteed Minimum Income Benefit Plus II or the Enhanced Death Benefit, you must comply with certain investment allocation restrictions. Specifically, you must allocate according to either (A) or (B) (the "(B) Investment Allocation Restrictions") below:

(A)You must allocate:

  . 100% of your purchase payments or Account Value to the Fixed Account (or the BlackRock Money Market Investment Division where the Fixed Account is not available), American Funds Balanced Allocation Investment Division, American Funds Growth Allocation Investment Division, American Funds Moderate Allocation Investment Division, Met/Franklin Templeton Founding Strategy Investment Division, the MetLife Conservative Allocation Investment Division, MetLife Conservative to Moderate Allocation Investment Division, MetLife Moderate Allocation Investment Division, MetLife Moderate to Aggressive Allocation Investment Division,
      SSgA Growth ETF Investment Division and/or SSgA Growth and Income ETF Investment Division;

   OR

(B)You must allocate:

  . AT LEAST 15% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Account and the BlackRock Money Market Investment Division (where available);

  . UP TO 85% of purchase payments or Account Value to Platform 2 investment choices;

  . UP TO 15% of purchase payments or Account Value to Platform 3 investment choices; and

  . UP TO 15% of purchase payments or Account Value to Platform 4 investment choices.

The investment choices in each platform are as follows:

PLATFORM 1      INVESTMENT CHOICES
                AMERICAN FUNDS BOND
                BLACKROCK BOND INCOME
                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
                PIMCO INFLATION PROTECTED BOND
                PIMCO TOTAL RETURN
                WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
PLATFORM 2
                AMERICAN FUNDS GROWTH                     LORD ABBETT BOND DEBENTURE
                AMERICAN FUNDS GROWTH-INCOME              MET/FRANKLIN INCOME
                BLACKROCK LARGE CAP CORE                  MET/FRANKLIN MUTUAL SHARES
                BLACKROCK LARGE CAP VALUE                 MET/TEMPLETON GROWTH
                BLACKROCK LEGACY LARGE CAP GROWTH         METLIFE STOCK INDEX
                DAVIS VENTURE VALUE                       MFS(R) RESEARCH INTERNATIONAL
                HARRIS OAKMARK INTERNATIONAL              MFS(R) TOTAL RETURN
                JANUS FORTY                               MFS(R) VALUE
                JENNISON GROWTH                           MORGAN STANLEY EAFE(R) INDEX
                JULIUS BAER INTERNATIONAL STOCK           OPPENHEIMER CAPITAL APPRECIATION
                LEGG MASON PARTNERS AGGRESSIVE GROWTH     OPPENHEIMER GLOBAL EQUITY
                LEGG MASON VALUE EQUITY                   PIONEER STRATEGIC INCOME
                LOOMIS SAYLES GLOBAL MARKETS

         PLATFORM 3
                         BLACKROCK AGGRESSIVE GROWTH
                         FI MID CAP OPPORTUNITIES
                         HARRIS OAKMARK FOCUSED VALUE
                         LAZARD MID CAP
                         METLIFE MID CAP STOCK INDEX
                         NEUBERGER BERMAN MID CAP VALUE
                         T. ROWE PRICE MID CAP GROWTH
         PLATFORM 4      INVESTMENT CHOICES
                         AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                         CLARION GLOBAL REAL ESTATE
                         DREMAN SMALL CAP VALUE
                         LOOMIS SAYLES SMALL CAP GROWTH
                         MET/AIM SMALL CAP GROWTH
                         MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY
                         MFS(R) EMERGING MARKETS EQUITY
                         RUSSELL 2000(R) INDEX
                         RCM TECHNOLOGY
                         T. ROWE PRICE SMALL CAP GROWTH

OPTIONAL ENHANCED DOLLAR COST AVERAGING AND OPTIONAL DOLLAR COST AVERAGING PROGRAMS. The Enhanced Dollar Cost Averaging Program is available in either
(A) or (B). If you choose to allocate according to (B) above, and you choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, you must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if you made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, all transfers from the Enhanced Dollar Cost Averaging Program or Fixed Account Value must be allocated to the same investment divisions as your most recent allocations for purchase payments.

YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your Contract in the event you make a new purchase payment or request a transfer among investment choices. We will provide you with prior written notice of any changes in classification of investment choices.

REBALANCING. If you choose to allocate according to (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal.

CHANGING ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under (B) at anytime by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

TRANSFERS. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with separate instructions at the time of transfer.

ADDITIONAL INFORMATION. The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Contracts. You pay no transaction expenses (I.E., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC ("Met Investors"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Met Investors Fund and the American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment manager (other than our affiliates MetLife Advisers and Met Investors) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers and Met Investors Advisory which are formed as "limited liability companies". Our ownership interests in MetLife Advisers and Met Investors Advisory entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for information on the investment management fees paid to the investment managers and sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the Table of Expenses and "Who Sells the Contracts". Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Contracts".)

THE ANNUITY CONTRACT

   This Prospectus describes the following Contracts under which you can accumulate money:


  .   Non-Qualified

  .   Traditional IRAs (Individual Retirement Annuities)

  .   Roth IRAs (Roth Individual Retirement Annuities)

OPTIONAL AUTOMATED INVESTMENT STRATEGIES, OPTIONAL DOLLAR COST AVERAGING AND OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAMS

  There are two optional automated investment strategies, two optional dollar cost averaging programs (the Equity Generator and the Allocator), and an optional Enhanced Dollar Cost Averaging Program available to you. We created these investment strategies and programs to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help you take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:

  . The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities.

  . The Equity Generator and the Allocator dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or the Enhanced Death Benefit.

  . The Index Selector/SM/ is not available if you choose option (B) of the Investment Allocation Restrictions for the Enhanced Death Benefit, Guaranteed Minimum Income Benefit Plus II or the Lifetime Withdrawal Guarantee II. The Aggressive Model is not available with the Enhanced Death Benefit, the Guaranteed Minimum Income Benefit Plus II or the Lifetime Withdrawal Guarantee II.

  . Quarterly rebalancing is automatic if you choose option (B) of the Investment Allocation Restrictions for the Enhanced Death Benefit, Guaranteed Minimum Income Benefit Plus II or the Lifetime Withdrawal Guarantee II.

  . You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.

  . You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector or Rebalancer(R) in effect at the same time, but you may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator or the Allocator.

These features are available to you without any additional charges. As with any investment program, none of them can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time.

DOLLAR COST AVERAGING AND ENHANCED DOLLAR COST AVERAGING PROGRAMS

THE EQUITY GENERATOR/SM/: An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any investment division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE ALLOCATOR/SM/: Each month a dollar amount you choose is transferred from the Fixed Account to any of the investment divisions you choose. A minimum periodic transfer of $50 is required. Once your Fixed Account Value is exhausted, this strategy is automatically discontinued.

ENHANCED DOLLAR COST AVERAGING PROGRAM: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that you have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the investment divisions you choose. While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the investment divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.

If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program you chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

Unless you instruct us otherwise, if you cancel your participation in the Enhanced Dollar Cost Averaging Program, any remaining dollar amounts will be transferred to the available investment divisions in accordance with the percentages you had chosen for the Enhanced Dollar Cost Averaging Program. We may impose minimum purchase payments and other restrictions to utilize this program.

                                   EXAMPLE:

-----------------------------------------------------------------------------------------------------------------
                                                                                                    Amount
                                                                                               Transferred from
                                                                                                  EDCA Fixed
                                                                                EDCA 6-Month  Account to Selected
                                                                                   Program        Investment
                                                                 Date  Amount   Interest Rate     Division(s)
                                                             -------- --------- ------------- -------------------
A   Enhanced Dollar Cost Averaging Program ("EDCA") 6-Month
    Program Initial Purchase Payment                           5/1     $12,000*     9.00%           $2,000*
-----------------------------------------------------------------------------------------------------------------
B                                                              6/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
C                                                              7/1                                  $2,000
-----------------------------------------------------------------------------------------------------------------
D   EDCA 6-Month Program
    Subsequent Purchase Payment                                8/1    $18,000**     8.00%          $5,000**
-----------------------------------------------------------------------------------------------------------------
E                                                              9/1                                  $5,000
-----------------------------------------------------------------------------------------------------------------
F                                                              10/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
G                                                              11/1                                 $5,000
-----------------------------------------------------------------------------------------------------------------
H                                                              12/1                                $4,483.22
-----------------------------------------------------------------------------------------------------------------

    * $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.

    ** Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.

The example is hypothetical and is not based upon actual previous or current rates.

The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

AUTOMATED INVESTMENT STRATEGIES

The Rebalancer(R): You select a specific asset allocation for your entire Account Value from among the investment divisions and the Fixed Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency you select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.

The Index Selector/SM/: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Value is divided among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account (or the BlackRock Money Market Investment Division where the Fixed Account is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these investment divisions and the Fixed Account (or the BlackRock Money Market Investment Division) is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.

You may utilize the Index Selector with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. In the future, we may permit you to allocate less than 100% of your Account Value to this strategy other than when utilized with the Enhanced Dollar Cost Averaging Program.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

The chart below summarizes the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs and the automated investment strategies:

        Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs

You may choose one:                   B Class          B Plus Class          C Class         L Class         R Class
-------------------                   -------          ------------          -------         -------         -------
 EquityGenerator                       Yes                 Yes                 No             Yes             Yes
----------------------------------------------------------------------------------------------------------------------------
 Allocator                             Yes                 Yes                 No             Yes             Yes
----------------------------------------------------------------------------------------------------------------------------
Notavailable in Contracts issued in New York State and Washington State with any living benefit or the Enhanced
   Death Benefit.
----------------------------------------------------------------------------------------------------------------------------
 EDCA                                  Yes                 No                  No             Yes             Yes
----------------------------------------------------------------------------------------------------------------------------
Maynot be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates.
----------------------------------------------------------------------------------------------------------------------------

        Optional Automated Investment Strategies

You may choose one:                  B Class          B Plus Class          C Class          L Class         R Class
-------------------                  -------          ------------          -------          -------         -------
  Rebalancer                          Yes                 Yes                Yes              Yes             Yes
----------------------------------------------------------------------------------------------------------------------------
Automaticif you choose option (B) of the Investment Allocation Restrictions for the Enhanced Death Benefit, Guaranteed
         Minimum Income Benefit Plus II or the Lifetime Withdrawal Guarantee II
----------------------------------------------------------------------------------------------------------------------------
  IndexSelector                       Yes                 Yes                Yes              Yes             Yes
----------------------------------------------------------------------------------------------------------------------------
Notavailable if you choose option (B) of the Investment Allocation Restrictions for the Enhanced Death Benefit, Guaranteed
   Minimum Income Benefit Plus II or the Lifetime Withdrawal Guarantee II. Aggressive Model is not available with the Enhanced
   Death Benefit, the Guaranteed Minimum Income Benefit Plus II or the Lifetime Withdrawal Guarantee II.
----------------------------------------------------------------------------------------------------------------------------

PURCHASE PAYMENTS


   The B Class and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract and $2,000 for the Traditional IRA and Roth IRA Contracts. The minimum initial purchase payment through debit authorization for the B Class and R Class Non-Qualified Contract is $500; the minimum initial purchase payment through debit authorization for the B Class and R Class Traditional IRA and Roth IRA Contracts is $100. If you choose to purchase a B Plus Class Contract, the minimum initial purchase payment is $10,000. The minimum initial purchase payment for the C Class and L Class is $25,000. We reserve the right to accept amounts transferred from other annuity contracts that meet the minimum initial purchase payment at the time of the transfer request, but, at the time of receipt in good order, do not meet such requirements because of loss in market value.

If you are purchasing the Contract as the beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through debit authorization. The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law. We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.

We will issue the B, C, L or R Class Contract to you before your 86th birthday. We will issue the B Plus Class Contract to you before your 81st birthday. We will accept your purchase payments until the oldest owner or joint owner (or the annuitant if the owner is a non-natural person) reaches age 91. We reserve the right to reject any purchase payment.

The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

----------------------------------------------------------------------------------------------

                                B Class       B Plus Class  C Class  L Class      R Class
                            ----------------  ------------  -------- -------- ----------------
InitialPurchase Payment         $5,000          $10,000     $25,000  $25,000      $5,000
                               ($2,000:                                          ($2,000:
                            Traditional IRA                                   Traditional IRA
                             and Roth IRA)                                     and Roth IRA)
----------------------------------------------------------------------------------------------
SubsequentPurchase Payment       $500            $500        $500     $500         $500
----------------------------------------------------------------------------------------------
                            (or any amount we are required to accept under applicable tax law)
----------------------------------------------------------------------------------------------
DebitAuthorizations
----------------------------------------------------------------------------------------------
 Initial                         $500           $10,000     $25,000  $25,000       $500
                                ($100:                                            ($100:
                            Traditional IRA                                   Traditional IRA
                               and Roth                                          and Roth
                                 IRA)                                              IRA)
----------------------------------------------------------------------------------------------
 Subsequent                      $100            $100        $100     $100         $100
----------------------------------------------------------------------------------------------
                            (or any amount we are required to accept under applicable tax law)
----------------------------------------------------------------------------------------------

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging Program, if available, and the investment divisions. You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, you may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See "Investment Choices --Investment Allocation Restrictions for Certain Benefits", "Enhanced Death Benefit", "Guaranteed Income Benefits" and "Guaranteed Withdrawal Benefits" for allocation restrictions if you elect certain optional benefits.

DEBIT AUTHORIZATIONS

You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments also may be limited by:

..   Federal tax laws or regulatory requirements;

..   Our right to limit the total of your purchase payments to $1,000,000; and

..   Our right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value and Enhanced
    Dollar Cost Averaging Program balance is equal to or exceeds our maximum for a Fixed Account allocation (e.g., $1,000,000).

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and, if selected, the charges for the Enhanced Death Benefit or any of the optional Living Benefits), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.


This is how we calculate the Accumulation Unit Value for each investment division:

[_]First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_]Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract you have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and

[_]Finally, we multiply the previous Accumulation Unit Value by this result.

   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $.950 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE


   You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Account, if available. Each transfer must be at least $500 or, if less, your entire balance in an investment division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, you must tell us:

..   The percentage or dollar amount of the transfer;

..   The investment divisions (or Fixed Account) from which you want the money to be transferred;

..   The investment divisions (or Fixed Account) to which you want the money to be transferred; and

..   Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Account (if otherwise available) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Annuity balance is equal to or exceeds our maximum for Fixed Account allocations (I.E., $1,000,000.00).

Please see "Investment Choices -- Investment Allocation Restrictions For Certain Benefits" for transfer restrictions in effect if you have the Enhanced Death Benefit, the Guaranteed Minimum Income Benefit Plus II or Lifetime Withdrawal Guarantee II.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day, if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

We may require you to use our original forms.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures. They apply to both the "pay-in" and "pay-out" phase of your Contract.

Frequent requests from Contract owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (I.E., Pioneer Strategic Income, Lord Abbett Bond Debenture, Clarion Global Real Estate, Dreman Small Cap Value, Julius Baer International Stock, Met/Templeton Growth, Harris Oakmark International, Loomis Sayles Global Markets, Met/Dimensional International Small Company, MFS(R) Emerging Markets Equity, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, American Funds Global Small Capitalization, Loomis Sayles Small Cap, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth and Russell 2000(R) Index Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/ reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other Contract owners or other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY


   You may withdraw either all or part of your Account Value from the Contract. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:

..   The percentage or dollar amount of the withdrawal; and

..   The investment divisions (or Fixed Account and Enhanced Dollar Cost
    Averaging Program) from which you want the money to be withdrawn.

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued you the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive under a pay-out option.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that you selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any investment divisions in which you then have money.


Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If you would like to receive your Systematic

Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).

You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office.

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.

CHARGES


  There are two types of charges you pay while you have money in an investment division:

..   Separate Account charge, and

..   Investment-related charge.

We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the withdrawal charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while you have the Contract.

SEPARATE ACCOUNT CHARGE

Each class of the Contract has a different Separate Account charge. You will pay the Separate Account charge annually based on the average daily value of the amount you have in the Separate Account. This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the Separate Account charge for each class of the Contract with each death benefit that has an asset-based Separate Account charge prior to entering the pay-out phase of the Contract.

                           SEPARATE ACCOUNT CHARGES*

                                           B CLASS B PLUS CLASS** C CLASS L CLASS R CLASS
-                                          ------- -------------- ------- ------- -------
Standard Death Benefit....................  1.25%       1.80%      1.65%   1.50%   1.15%
Optional Annual Step-Up Death Benefit.....  1.45%       2.00%      1.85%   1.70%   1.35%
Optional Earnings Preservation Benefit***.   .25%        .25%       .25%    .25%    .25%

    * We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization investment divisions.

        We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.

    ** The Separate Account charge for the B Plus Class will be reduced by 0.55% after you have held the Contract for nine years.

    *** This charge is in addition to the Separate Account charge with the death benefit chosen.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Contracts has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee (except for the American Funds Balanced Allocation, American Funds Bond, American Funds Growth Allocation, American Funds Growth and American Funds Moderate Allocation Portfolios of the Met Investors Fund, which are Class C and have a 0.55% 12b-1 Plan fee and the Pioneer Strategic Income Portfolio of the Met Investors Fund, which is Class E and has a 0.15% 12b-1 Plan fee). Class 2 shares of the available American Funds(R) have a 0.25% 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

  There is a $30 Annual Contract Fee. This fee is waived if your Account Value is at least $50,000. It is deducted on a pro-rata basis from the investment divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.

OPTIONAL ENHANCED DEATH BENEFIT

The Enhanced Death Benefit is available for an additional charge of 0.65% for issue ages 69 or younger and 0.90% for issue ages 70-75 of the Death Benefit Base (as defined later in this Prospectus), deducted at the end of each Contract Year prior to taking into account any Optional Step-Up by withdrawing amounts on a pro-rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. If you elect the Optional Step-Up of the Enhanced Death Benefit, we may increase the charge to a rate we determine (provided that this rate will not exceed the rate currently applicable to new contract purchases of the same optional benefit at the time of the Optional Step-Up), but no more than the maximum of 1.50% of the Death Benefit Base. If you elect the Guaranteed Minimum Income Benefit Plus II with the Enhanced Death Benefit, the charge for the Enhanced Death Benefit is reduced to 0.60% for issue ages 69 or younger and 0.85% for issue ages 70-75.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS

All Guaranteed Minimum Income Benefits are available for an additional charge based on the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value.

The Guaranteed Minimum Income Benefit Plus II charge is 1.00% in all states except New York, where the charge is 0.95%. If you elect the Optional Reset we may increase the charge to a rate we determine (provided that this rate will not exceed the rate currently applicable to new contract purchases of the same optional benefit at the time of the reset), but no more than a maximum of 1.50%.

The Guaranteed Minimum Income Benefit II charge is 0.50% of the guaranteed minimum income base and is deducted at the end of the Contract Year in the same manner as described above.

OPTIONAL GUARANTEED WITHDRAWAL BENEFITS

The Lifetime Withdrawal Guarantee II is available for an additional charge of a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus). The percentage is deducted at the end of each Contract Year after applying any Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro-rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. The Lifetime Withdrawal Guarantee II is available for an additional charge of 1.25% for the Single Life Version and 1.50% for the Joint Life Version. If you elect Automatic Annual Step-Ups, we may increase the Lifetime Withdrawal Guarantee II charge to a rate we shall determine (provided that this rate will not exceed the rate currently applicable to new contract purchases of the same optional benefit at the time of the step-up), but no more than a maximum of 1.60% for the Single Life Version or 1.80% for the Joint Life Version.

If the Lifetime Withdrawal Guarantee II is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.

The Enhanced Guaranteed Withdrawal Benefits is available for an additional charge of a percentage of the Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted at the end of each Contract Year prior to taking into account any Optional Reset by withdrawing amounts on a pro-rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. The charge for the Enhanced Guaranteed Withdrawal Benefit is 0.55%. If you elect an Optional Reset, we may increase the Enhanced Guaranteed Withdrawal Benefit charge to a rate we shall determine (provided that this rate does not exceed the rate currently applicable to new contract purchases of the same optional benefit at the time of the reset), but no more than a maximum of 1.00%.

If the Enhanced Guaranteed Withdrawal Benefit is in effect, the charge will not continue if your Benefit Base equals zero.

PREMIUM AND OTHER TAXES


   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from 0.5% to 3.5% depending on the Contract you purchase and your home state or jurisdiction. The chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES


   A withdrawal charge may apply if you withdraw purchase payments that were credited to your Contract. There are no withdrawal charges for the C Class
Contract or in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charge Applies"). Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Value due to a divorce. To determine the withdrawal charge for the Contracts, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from earnings, then from amounts (other than earnings) that can be withdrawn without a withdrawal charge and then from purchase payments, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the withdrawal charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the investment divisions in the same proportion as the withdrawal is being made.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Value that is less than the minimum required.

The withdrawal charge on purchase payments withdrawn for each class is as follows:


IF WITHDRAWN DURING CONTRACT YEAR  B CLASS B Plus CLASS C CLASS L CLASS R CLASS
---------------------------------  ------- ------------ ------- ------- -------
           1......................    7%        8%       None      7%      8%
           2......................    6%        8%                 6%      8%
           3......................    6%        7%                 5%      7%
           4......................    5%        6%                 0%      6%
           5......................    4%        5%                 0%      5%
           6......................    3%        4%                 0%      4%
           7......................    2%        3%                 0%      3%
           8......................    0%        2%                 0%      2%
           9......................    0%        1%                 0%      1%
           Thereafter.............    0%        0%                 0%      0%

The withdrawal charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of withdrawal charges we collect.

WHEN NO WITHDRAWAL CHARGE APPLIES


In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

You do not pay a withdrawal charge:

..   If you have a C Class Contract.

..   On transfers you make within your Contract among the investment divisions and transfers to or from the Fixed Account.

..   On withdrawals of purchase payments you made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.

..   If you choose payments over one or more lifetimes except, in certain cases, under the Guaranteed Minimum Income Benefit.

..   If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

..   If your Contract permits and your spouse is substituted as the owner of the
    Contract and continues the Contract, that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

..   If you withdraw only your earnings from the investment divisions.

..   During the first Contract Year, if you are in the Systematic Withdrawal
    Program, and you withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.

..   After the first Contract Year, if you withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.

..   If the withdrawal is to avoid required federal income tax penalties (not including Section 72(t) or (q) under the Internal Revenue Code) or to satisfy federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if you have a Non-Qualified or Roth IRA Contract.

..   If you accept an amendment converting your Traditional IRA Contract to a
    Roth IRA Contract.

..   If you properly "recharacterize" as permitted under federal tax law your
    Traditional IRA Contract or a Roth IRA Contract using the same Contract.

..   This Contract feature is only available if you are less than 86 years old on the Contract issue date. After the first Contract Year, if approved in your state, and your Contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you have been either the Contract owner continuously since the issue of the Contract or the spouse who continues the Contract:

  . Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

  . Is diagnosed with a terminal illness and not expected to live more than 12 months.

..   This Contract feature is only available if you are less than 65 years old on the date you became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, if approved in your state, and your Contract provides for this, if you are disabled as defined in the federal Social Security Act (or as defined by the Internal Revenue Code for Oregon Contracts) and if you have been the Contract owner continuously since the issue of the Contract or the spouse who continues the Contract.

..   If you have transferred money which is not subject to a withdrawal charge
    (because you have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.

..   If the early withdrawal charge that would apply if not for this provision
    (1) would constitute less than 0.25% of your Account Value and would be no more than $250 and (2) you transfer your total Account Value to certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates.

FREE LOOK

   You may cancel your Contract within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether you purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Value as of the date your refund request is received at your Administrative Office in good order.

Any Bonus does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Value, the refunded amount will include any investment performance attributable to the 6% credit. If there are any losses from investment performance attributable to the 6% credit, we will bear that loss.

DEATH BENEFIT--GENERALLY

   One of the insurance guarantees we provide you under your Contract is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies).

If you intend to purchase the Contract for use with a Traditional IRA or Roth IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your beneficiary may, however, decide to take a lump sum payment. If you purchased the Contract as a deceased person's beneficiary under an IRA, your beneficiary may be limited by tax law as to the method of distribution of any death benefit. Please see the Tax Section of this Prospectus.

SPOUSAL CONTINUATION. If the beneficiary is your spouse, the beneficiary may be substituted as the owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in an investment division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable withdrawal charges except for that portion of the Account Value that is equal to the "step-up" portion of the death benefit.

If the spouse continues the Contract, the second death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), are reset on the date the spouse continues the Contract.

Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.

"STRETCH IRA" CONTRACTS. We permit your beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit. We issue a new Contract to your beneficiary to facilitate the distribution of payments. The designated beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same contract class as your Contract, except, if you had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary may be permitted to choose some optional benefits available under the Contract, but certain Contract provisions or programs may not be available.

If your beneficiary holds the Traditional IRA Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), would be reset on the date the beneficiary then holds the Contract. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law as to the method of distribution of any death benefit.

"STRETCH NON-QUALIFIED" CONTRACTS. If available in your state, we permit your beneficiary to hold the Non-Qualified Contract in your name after your death for his/her benefit. We issue a new Contract to your beneficiary to facilitate the distribution of payments. The designated beneficiary's interest in the Contract must be distributed in accordance with minimum required distribution rules for contracts under the income tax regulations over a period no longer than the designated beneficiary's single life expectancy with the distributions beginning within 12 months after the date of your death. The new Contract is issued in the same Contract class as your Contract, except, if you had a B Plus Class Contract, the Contract is issued as a B Class Contract. In that case the Account Value would be reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Value would be allocated in the same proportions to each balance in an investment division and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the beneficiary. Your beneficiary is permitted to make additional purchase payments consisting generally of monies which are direct transfers (as defined under the tax law) from other non-qualified contracts in the name of the same decedent. Any additional purchase payments would be subject to applicable withdrawal charges. The beneficiary may be permitted to choose some of the optional benefits available under the Contract, but no optional living benefit options are available and certain Contract provisions or programs may not be available.

If your beneficiary holds the Non-Qualified Contract in your name after your death for his/her benefit, the death benefit would be calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), would be reset on the date the beneficiary then holds the Contract. At the death of the beneficiary, the beneficiary's beneficiary may be limited by tax law and our administrative procedures as to the available methods and period of distribution of any death benefit.

ADDITIONAL INFORMATION. If you are a non-natural person, then the life of the annuitant is the basis for determining the death benefit. If there are joint Contract owners, the oldest of the two will be used as a basis for determining the death benefit.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

If you are a natural person and you change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether you choose an optional benefit), are reset on the date of the change in Contract owner.

STANDARD DEATH BENEFIT

The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; (2) total purchase payment less partial withdrawals; or (3) your "Highest Anniversary Value" (as described below) as of each fifth Contract Anniversary.

If you die during the pay-in phase and you have not chosen one of the optional death benefits, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Value; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal; or

3. "Highest Anniversary Value" as of each fifth Contract Anniversary, determined as follows:

   .  At issue, the Highest Anniversary Value is your initial purchase payment;

   . Increase the Highest Anniversary Value by each subsequent purchase payment;

   . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal;

   .  On each fifth Contract Anniversary before your 81st birthday, compare the
      (1) then-Highest Anniversary Value to the (2) current Account Value and
      (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal and set the Highest Anniversary Value equal to the greatest of the three.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

      . Increase the Highest Anniversary Value by each subsequent purchase payment or

      . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal.

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Value before the withdrawal.

                                   EXAMPLE:

------------------------------------------------------------------------------------------------------
                                                           Date                       Amount
                                               ------------------------------ ------------------------
A   Initial Purchase Payment                             10/1/2008                   $100,000
------------------------------------------------------------------------------------------------------
B   Account Value                                        10/1/2009                   $104,000
                                               (First Contract Anniversary)
------------------------------------------------------------------------------------------------------
C   Death Benefit                                     As of 10/1/2009                $104,000
                                                                              (= greater of A and B)
------------------------------------------------------------------------------------------------------
D   Account Value                                        10/1/2010                    $90,000
                                               (Second Contract Anniversary)
------------------------------------------------------------------------------------------------------
E   Death Benefit                                        10/1/2010                   $100,000
                                                                              (= greater of A and D)
------------------------------------------------------------------------------------------------------
F   Withdrawal                                           10/2/2010                    $9,000
------------------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                10/2/2010                      10%
                                                                                      (= F/D)
------------------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                       10/2/2010                    $81,000
                                                                                      (= D-F)
------------------------------------------------------------------------------------------------------
I   Purchase Payments reduced for Withdrawal          As of 10/2/2010                 $90,000
                                                                                   (= A-(A X G))
------------------------------------------------------------------------------------------------------
J   Death Benefit                                        10/2/2010                    $90,000
                                                                              (= greater of H and I)
------------------------------------------------------------------------------------------------------
K   Account Value                                        10/1/2013                   $125,000
------------------------------------------------------------------------------------------------------
L   Death Benefit (Highest Anniversary Value)         As of 10/1/2013                $125,000
                                                    (Fifth Anniversary)       (= greater of I and K)
------------------------------------------------------------------------------------------------------
M   Account Value                                        10/2/2013                   $110,000
------------------------------------------------------------------------------------------------------
N   Death Benefit                                     As of 10/2/2013                $125,000
                                                                              (= greatest of I, L, M)
------------------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

Account Values on 10/1/10 and 10/2/10 are assumed to be equal prior to the withdrawal.

OPTIONAL DEATH BENEFITS

ANNUAL STEP-UP DEATH BENEFIT


   The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; or (2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.

You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Value; or

2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal.

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Value immediately before the withdrawl.

You may not purchase this benefit if you are 78 years of age or older.

The Annual Step-Up Death Benefit is available, for a charge, in addition to the Standard Death Benefit charge, of 0.20% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:

-------------------------------------------------------------------------------------------------------------
                                                                   Date                       Amount
                                                       ------------------------------ -----------------------
A   Initial Purchase Payment                                     10/1/2008                   $100,000
-------------------------------------------------------------------------------------------------------------
B   Account Value                                                10/1/2009                   $104,000
                                                       (First Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
C   Death Benefit (Highest Anniversary Value)                 As of 10/1/2009                $104,000
                                                                                      (= greater of A and B)
-------------------------------------------------------------------------------------------------------------
D   Account Value                                                10/1/2010                   $90,000
                                                       (Second Contract Anniversary)
-------------------------------------------------------------------------------------------------------------
E   Death Benefit (Highest Contract Year Anniversary)            10/1/2010                   $104,000
                                                                                      (= greater of B and D)
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                           Date                Amount
                                                      ---------------- -----------------------
F   Withdrawal                                           10/2/2010             $9,000
----------------------------------------------------------------------------------------------
G   Percentage Reduction in Account Value                10/2/2010              10%
                                                                              (= F/D)
----------------------------------------------------------------------------------------------
H   Account Value after Withdrawal                       10/2/2010            $81,000
                                                                              (= D-F)
----------------------------------------------------------------------------------------------
I   Highest Anniversary Value reduced for Withdrawal  As of 10/2/2010         $93,600
                                                                           (= E-(E X G))
----------------------------------------------------------------------------------------------
J   Death Benefit                                        10/2/2010            $93,600
                                                                       (= greater of H and I)
----------------------------------------------------------------------------------------------

Notes to Example

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

The Account Values on 10/1/10 and 10/2/10 are assumed to be equal prior to the withdrawal.

THE ENHANCED DEATH BENEFIT

If you have not elected any optional living benefit (other than the Guaranteed Minimum Income Benefit Plus II), you may select the Enhanced Death Benefit. The Enhanced Death Benefit is not available with a B Plus Class or C Class Contract in Washington State. The Enhanced Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value or (2) the "death benefit base" which is the greater of (a) the amount of your initial investment (adjusted for withdrawals), accumulated at 6% per year or (b) your "Highest Anniversary Value," as described below.

The Enhanced Death Benefit is equal to the greater of:

1. The Account Value; or

2. The "Death Benefit Base", which is the greater of the following:

   a. The Annual Increase Amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately before your 91st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate or 6% a year from the date of the withdrawal.

     . For this purpose, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issued the Contract.

     . The withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal if total withdrawals in a Contract Year are more than 6% of the Annual Increase Amount at the previous Contract Anniversary.

     . If total withdrawals in a Contract Year are less than or equal to 6% of the Annual Increase Amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total withdrawals treated as a single withdrawal at the end of the Contract Year.

     . The Annual Increase Amount does not change after the Contract Anniversary on or following your 91st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by each withdrawal as described here where the annual increase rate is set at 0%; or

   b. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

     . At issue, the Highest Anniversary Value is your initial purchase payment;

     . Increase the Highest Anniversary Value by each subsequent purchase payment;

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal;

     .   On each Contract Anniversary before your 81st birthday, compare the
         (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.

     . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

        . Increase the Highest Anniversary Value by each subsequent purchase payment or

        . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal.

For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Value immediately before the withdrawal.

You may not purchase the Enhanced Death Benefit if you are 76 years of age or older.

OPTIONAL STEP-UP

On each Contract Anniversary on or after the first anniversary following the effective date of this optional benefit, you may elect an Optional Step-Up provided that (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

We must receive your request to exercise the Optional Step-Up in writing or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up will:

   a) reset the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and

   b) reset the Enhanced Death Benefit charge to a rate we determine, as long as that rate does not exceed the maximum Optional Step-Up charge of 1.50%, provided that this rate will not exceed the rate currently applicable to the same rider available for new Contract purchases at the time of the step-up.

On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.

When you elect the Optional Step-Up, provided the above requirements are met, you may elect either:

1) a one time Optional Step-Up at any Contract Anniversary; or

2) Optional Step-Ups to occur under the Automatic Annual Step-Up (on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically).

If you have also elected the Guaranteed Minimum Income Benefit Plus II and you elect Optional Step-Ups to occur under the Automatic Annual Step-Up, it will remain in effect through the seventh Contract Anniversary following the date you make the election. You may make a new election if you want Automatic Annual Step-Ups to continue, after the seventh Contract Anniversary.

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary.

Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Administrative Office that you wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

You may discontinue Automatic Annual Step-Ups at any time by notifying us in writing (or by any other method acceptable to us) at least 30 days prior to the Contract Anniversary following the date you make this election. If you discontinue Automatic Step-Ups, the Enhanced Death Benefit and charge will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Enhanced Death Benefit, there are certain investment allocation restrictions. Please see "Investment Allocation Restrictions For Certain Benefits."

TERMINATION OF THE ENHANCED DEATH BENEFIT. The Enhanced Death Benefit will terminate upon the earliest of:

   (a)The date you make a total withdrawal of your Account Value (pro-rata portion of the annual charge will apply);

   (b)When your Account Value is not sufficient to pay the charge for this benefit;

   (c)The date you annuitize your Contract (a pro-rata portion of the annual charge will apply);

   (d)A change of the Contract owner or joint Contract owner (or annuitant if the owner is a non-natural person), subject to our administrative procedures;

   (e)The date you assign your Contract, subject to our administrative procedures;

   (f)The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

   (g)The Contract is terminated.

CHARGES. The Enhanced Death Benefit is available for an additional charge of 0.65% of the Death Benefit Base for issue ages 69 and younger and 0.90% for issue ages 70-75, deducted at the end of each Contract Year, prior to taking into account any Optional Step-Up. If the Guaranteed Minimum Income Benefit Plus II is also purchased, the additional charge is 0.60% of the Death Benefit Base for issue ages 69 and younger and 0.85% for issue ages 70-75. As described above, as a result of an Optional Step-Up, the charge may be increased up to a maximum of 1.50%. The charge is made by withdrawing amounts on a pro-rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. (The Fixed Account is not available in the C Class Contract. The Enhanced Dollar Cost Averaging Program is not available in the C and B Plus Class Contract.)

                                   EXAMPLE:

----------------------------------------------------------------------------------------------------------------
                                                                Date                          Amount
                                                    ------------------------------ -----------------------------
A   Initial Purchase Payment                                  10/1/2008                      $100,000
----------------------------------------------------------------------------------------------------------------
B   Account Value                                             10/1/2009                      $90,000
                                                    (First Contract Anniversary)
----------------------------------------------------------------------------------------------------------------
C1  Account Value (Highest Anniversary Value)              As of 10/1/2009                   $100,000
                                                                                      (= greater of A and B)
----------------------------------------------------------------------------------------------------------------
C2  6% Annual Increase Amount                              As of 10/1/2009                   $106,000
                                                                                           (= A X 1.06)
----------------------------------------------------------------------------------------------------------------
C3  Death Benefit                                             10/1/2009                      $106,000
                                                                                     (= greater of C1 and C2)
----------------------------------------------------------------------------------------------------------------
D   Withdrawal (Dollar-For-Dollar within 6% limit)            10/2/2009                       $6,000
----------------------------------------------------------------------------------------------------------------
E   Percentage Reduction in Account Value                     10/2/2009                       6.67%
                                                                                             (= D/B)
----------------------------------------------------------------------------------------------------------------
F   Account Value after Withdrawal                            10/2/2009                      $84,000
                                                                                             (= B-D)
----------------------------------------------------------------------------------------------------------------
G1  Highest Anniversary Value reduced                      As of 10/2/2009                   $93,333
    for Withdrawal                                                                        (=C1-(C1 X E))
----------------------------------------------------------------------------------------------------------------
G2  6% Annual Increase Amount reduced for                  As of 10/2/2009                   $100,017
    Withdrawal                                                                               (=C2-D)
                                                                                   Note: C2 includes additional
                                                                                      day of interest at 6%
----------------------------------------------------------------------------------------------------------------
G3  Death Benefit                                             10/2/2009                      $100,017
                                                                                     (= greater of G1 and G2)
----------------------------------------------------------------------------------------------------------------
H   Account Value                                             10/1/2010                      $110,000
                                                    (Second Contract Anniversary)
----------------------------------------------------------------------------------------------------------------
I1  Account Value (Highest Anniversary Value)                 10/1/2010                      $110,000
                                                                                     (= greater of G1 and H)
----------------------------------------------------------------------------------------------------------------
I2  6% Annual Increase Amount                                 10/1/2010                      $106,360
                                                                                         (= C2 X 1.06-D)
----------------------------------------------------------------------------------------------------------------
I3  Death Benefit                                             10/1/2010                      $110,000
                                                                                     (= greater of I1 and I2)
----------------------------------------------------------------------------------------------------------------
J   Withdrawal (Proportional above 6% limit)                  10/2/2010                      $11,000
----------------------------------------------------------------------------------------------------------------
K   Percentage Reduction in Account Value                     10/2/2010                        10%
                                                                                             (= J/H)
----------------------------------------------------------------------------------------------------------------
L   Account Value after Withdrawal                            10/2/2010                      $99,000
                                                                                             (= H-J)
----------------------------------------------------------------------------------------------------------------
M1  Highest Anniversary Value reduced for                  As of 10/2/2010                   $99,000
    Withdrawal                                                                           (= I1-(I1 X K))
----------------------------------------------------------------------------------------------------------------
M2  6% Annual Increase Amount reduced for                  As of 10/2/2010                   $95,739
    Withdrawal                                                                           (= I2-(I2 X K))
                                                                                   Note: I2 includes additional
                                                                                      day of interest at 6%
----------------------------------------------------------------------------------------------------------------
M3  Death Benefit                                             10/2/2010                      $99,000
                                                                                     (= greater of M1 and M2)
----------------------------------------------------------------------------------------------------------------

Notes to Example:

Purchaser is age 60 at issue.

Any withdrawal charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.

The Account Values on 10/1/09, 10/2/09, 10/1/10 and 10/2/10 are assumed to be equal prior to the withdrawal.

All amounts are rounded to the nearest dollar.

EARNINGS PRESERVATION BENEFIT

You may purchase this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay.

This benefit provides that an additional death benefit is payable equal to:

The difference between

1. Your death benefit (either the standard death benefit or an optional death benefit for which you pay an additional charge); and

2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or

On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:

1. The difference between

   a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal; and

   b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2. In each case, multiplied by the following percentage, depending upon your age when you purchased the Contract:

          Purchase Age                            Percentage

          Ages 69 or younger                          40%

          Ages 70-77                                  25%

          Ages 78 and above                            0%

You may not purchase this benefit if you are 78 years of age or older.

If the spouse continues the Contract, the spouse can choose one of the following two options:

  . Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.

  . Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.

If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.

If you are a natural person and you change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except
(1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract owner as of the date of the change in Contract owner.

If you are a non-natural person, the life of the annuitant is the basis for determining the additional death benefit. If there are joint Contract owners, the oldest of the two will be used as a basis for determining the additional death benefit.

The Earnings Preservation Benefit is available for an additional charge of 0.25% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:

--------------------------------------------------------------------
                                       Date           Amount
                                     ---------- --------------------
A   Purchase Payments Not Withdrawn  10/1/2008       $100,000
--------------------------------------------------------------------
B   Death Benefit                    10/1/2009       $105,000
--------------------------------------------------------------------
C   Additional Death Benefit         10/1/2009        $2,000
                                                 (= 40% X (B - A))
--------------------------------------------------------------------
D   Account Value                    10/1/2010        $90,000
--------------------------------------------------------------------
E   Withdrawal                       10/2/2010        $9,000
--------------------------------------------------------------------
F   Account Value after Withdrawal   10/2/2010        $81,000
                                                     (= D - E)
--------------------------------------------------------------------
G   Purchase Payments Not Withdrawn  10/2/2010        $91,000
--------------------------------------------------------------------
                                                    (= A - E,
                                                 because there is
                                                    no gain at
                                                time of withdrawal)
--------------------------------------------------------------------
H   Death Benefit                    10/2/2010        $99,238
--------------------------------------------------------------------
I   Additional Death Benefit                          $3,296
                                                 (= 40% X (H - G))
--------------------------------------------------------------------

Notes to Example:

Purchaser is age 60 at issue.

Any withdrawal charge from the Account Value is included when determining the percentage of Account Value withdrawn.

All amounts are rounded to the nearest dollar.

LIVING BENEFITS

OVERVIEW OF LIVING BENEFITS

We offer a suite of optional living benefits that, for certain additional charges, can offer some protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these benefits may be elected, and the benefit must be elected at Contract issue. These optional benefits are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit.

We offer two types of Living Benefits:

      Guaranteed Income Benefits             Guaranteed Withdrawal Benefits
---------------------------------------  ---------------------------------------
..  Guaranteed Minimum Income Benefit     .  Lifetime Withdrawal Guarantee (LWG
   Plus (GMIB Plus II)                      II)
..  Guaranteed Minimum Income Benefit     .  Enhanced Guaranteed Withdrawal
   (GMIB II)                                Benefit (Enhanced GWB)

Our guaranteed income benefits are       These optional benefits are designed to
designed to allow you to invest your     guarantee that at least the entire
Account Value in the market while at     amount of purchase payments you make
the same time assuring a specified       will be returned to you through a
guaranteed, level of minimum fixed       series of withdrawals (without
income payments if you elect to          annuitizing), regardless of investment
annuitize. The fixed annuity payment     performance, as long as withdrawals in
amount is guaranteed regardless of       any Contract Year do not exceed the
investment performance or the actual     maximum amount allowed. With the LWG,
Account Value at the time you elect      you get the same benefits, but in
pay-outs. Prior to exercising this       addition, if you make your first
benefit and annuitizing your Contract,   withdrawal on or after the date you
you may make withdrawals up to a         reach age 59 1/2 , you are guaranteed
maximum level specified in the rider     income, without annuitizing, for your
and still maintain the benefit amount.   life (and the life of your spouse, if
                                         the Joint Life version was elected),
                                         even after the entire amount of
                                         purchase payments has been returned.

GUARANTEED INCOME BENEFITS

At the time you buy the Contract, you may elect a guaranteed income benefit ("GMIB") for an additional charge. There are two versions of the GMIB available with this Contract: GMIB PLUS II AND GMIB II. Each version of this benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance during the pay-in phase. HOWEVER, IF APPLYING YOUR ACTUAL ACCOUNT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE GMIB) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS, AND THUS YOU WILL HAVE PAID FOR THE BENEFIT EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the GMIB, you may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the benefit guarantees intact, provided the conditions of the benefit are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the benefit.

You may not have this benefit and another living benefit (LWG or GWB) in effect at the same time. Once elected, the benefit cannot be terminated except as discussed below.

FACTS ABOUT GUARANTEED INCOME BENEFITS

INCOME BASE AND GMIB INCOME PAYMENTS. Under all versions of the GMIB, we calculate an "income base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR ACCOUNT VALUE OR A MINIMUM RETURN FOR ANY INVESTMENT DIVISION. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, you may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).

THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year for GMIB II and 1.5% per year for GMIB Plus II. For Contracts issued in New York State, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year set back with interest of 1.5% per year. As with other pay-out types, the amount you receive as an income payment also depends on the income type you select, your age, and your sex (where permitted by state law). For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. For Contracts issued in New York State, the annuity rates for attained ages 85 to 90 are the same as those for attained age 84. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES. Your registered representative can provide you an illustration of the amounts you would receive if you exercised the rider.

If you exercise a GMIB rider, your income payments will be the greater of:

  . the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or

  . the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options".)

If you choose not to receive income payments as guaranteed under the GMIB, you may elect any of the income options available under the Contract.

If the amount of the guaranteed minimum lifetime income that the GMIB Plus II produces is less than the amount of annuity income that would be provided by applying your Account Value on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit you did not use.

OWNERSHIP. If the owner is a natural person, the owner must be the annuitant. If a non-natural person owns the Contract, then the annuitant will be considered the owner in determining the income base and GMIB income payments. If joint owners are named, the age of the older will be used to determine the income base and GMIB income payments.

Note on Graphs and Examples:

The purpose of these examples is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

How the GMIB Works

(1)THE ANNUAL INCREASE AMOUNT OF THE INCOME BASE

   Determining a value upon which future income payments will be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment divisions you selected. Your purchase payments accumulate at the annual increase rate, until the Contract Anniversary on or immediately after the Contract owner's specified birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 190% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at the specified percentage each year adjusted for withdrawals and charges the "Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

                        [Compounding Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, your Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

  [10 Year Waiting Period with  Compounding Income Base and Annuity for life
                                    CHART]

(2)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Determining a value upon which future income payments will be based

   Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                 [Highest  Account Balance Income Base Chart]

   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 30 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE CHARGE FOR THE BENEFIT.

 [10 Year Waiting Period with Highest Account Balance Income Base and Annuity for Life Chart]

(3)PUTTING IT ALL TOGETHER

   Prior to annuitization, the two components of the income base (the Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the guaranteed minimum income base and the Account Value will cease to exist. Also, the GMIB may only be exercised only after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the owner's specified birthday.

     [10 Year Waiting Period with Highest Account Balance Income Base and
                        Compounding Income Base Chart]

   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract rider is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. THEREFORE, IF YOUR ACCOUNT VALUE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

     [10 Year Waiting Period with Highest Account Balance Income Base and
          Compounding Income Base with Income Annuity for Life Chart]

DESCRIPTION OF GMIB PLUS II (MAY BE KNOWN AS THE "GUARANTEED MINIMUM INCOME BENEFIT PLUS 2008" IN SALES LITERATURE OR OTHER MATERIALS)

In states where approved, the GMIB Plus II is available only for owners up through age 78 and you can only elect the GMIB Plus II at the time you purchase the Contract. The GMIB Plus II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the owner's 90th birthday.

INCOME BASE

The income base is equal to the greatest of (a) or (b) below:

a. The Annual Increase Amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date prior to your 91st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal.

  . For this purpose, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issued the Contract.

  . The withdrawal adjustment is the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal if total withdrawals in a Contract Year are more than 6% of the Annual Increase Amount at the previous Contract Anniversary.

  . If total withdrawals in a Contract Year are less than or equal to 6% of the Annual Increase Amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total withdrawals treated as a single withdrawal at the end of the Contract Year.

  . For Contracts issued in New York State, the Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up.

      or

b. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:

  .   At issue, the Highest Anniversary Value is your initial purchase payment;

  . Increase the Highest Anniversary Value by each subsequent purchase payment;

  . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal;

  . On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.

  . After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:

     . Increase the Highest Anniversary Value by each subsequent purchase payment or

     . Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal.

For purpose of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Value immediately before the withdrawal.

Partial annuitizations are not permitted.

IN DETERMINING THE GMIB PLUS II INCOME PAYMENTS, AN AMOUNT EQUAL TO THE WITHDRAWAL CHARGE THAT WOULD APPLY UPON A COMPLETE WITHDRAWAL AND THE AMOUNT OF ANY PREMIUM AND OTHER TAXES THAT MAY APPLY WILL BE DEDUCTED FROM THE INCOME BASE. FOR PURPOSES OF CALCULATING THE INCOME BASE, PURCHASE PAYMENT CREDITS (I.E., BONUS PAYMENTS) ARE NOT INCLUDED.

OPTIONAL STEP-UP. On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the 6% accumulation rate on the Annual Increase Amount. HOWEVER, RESETTING THE ANNUAL INCREASE AMOUNT WILL INCREASE YOUR WAITING PERIOD FOR EXERCISING THE GMIB PLUS II BY RESTARTING THE 10-YEAR WAITING PERIOD, AND WE MAY RESET THE GMIB PLUS II CHARGE TO A RATE WE SHALL DETERMINE THAT DOES NOT EXCEED THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%), PROVIDED THAT THIS RATE WILL NOT EXCEED THE RATE CURRENTLY APPLICABLE TO THE SAME OPTIONAL BENEFIT FOR NEW PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP. An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each automatic step-up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make the election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. If you discontinue Automatic Annual Step-Ups, the GMIB Plus II (and the charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.

We must receive your request to exercise the Optional Step-Up in writing at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

The Optional Step-Up will:

(1)reset the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

(2)reset the GMIB Plus II waiting period to the 10th Contract Anniversary following the date the Optional Step-Up took effect; and

(3)reset the GMIB Plus II charge to a rate we shall determine (provided that this rate will not exceed the rate currently applicable to the same optional benefit for new purchases at the time of the Optional Step-Up), up to the maximum optional reset charge (not to exceed 1.50%).

For Contracts issued in New York State, the Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up.

On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.

In the event that the charge applicable to Contract purchases at the time of the reset is higher than your current GMIB Plus II charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the GMIB Plus II, there are certain investment allocation restrictions. Please see "Investment Choices -- Investment Allocation Restrictions for Certain Benefits." If you elect the GMIB Plus II, you may elect to participate in the Enhanced Dollar Cost Averaging Program, provided that your destination investment divisions are selected in accordance with the investment allocation restrictions.

GUARANTEED PRINCIPAL OPTION (DOES NOT APPLY TO CONTRACTS ISSUED IN WASHINGTON STATE). On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.

By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:

(a)is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable withdrawal charges) prior to the exercise of the Guaranteed Principal Option) and

(b)the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Value in such investment division bears to the total Account Value in all investment divisions.

IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature. The Guaranteed Principal Option feature is not available in Washington State.

The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus II will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The Contract, however, will continue, and the GMIB Plus II allocation restrictions, described above, will no longer apply.

EXERCISING THE GMIB PLUS II. If you exercise the GMIB Plus II, you must select to receive income payments under one of the following income types:

   (1)Lifetime Income Annuity with a 10-Year Guarantee Period. For annuitization ages over 79, the 10 year guaranteed component of the life annuity is reduced as follows:

             -----------------------------------------------------

                  Age at Pay-Out            Guaranteed Period
             -----------------------------------------------------
                        80                          9
             -----------------------------------------------------
                        81                          8
             -----------------------------------------------------
                        82                          7
             -----------------------------------------------------
                        83                          6
             -----------------------------------------------------
                       84-90                        5
             -----------------------------------------------------

   (2)Lifetime Income Annuity for Two with a 10-Year Guarantee Period. Based on federal tax rules, this option is not available for qualified Contracts where the difference in ages of the joint annuitants is greater than 10 years. See "Pay-Out Options."

For Contracts issued in New York State, if you exercise the GMIB Plus II, you must elect to receive payments under one of the following income types:

      (a)Lifetime Income Annuity with a 5-Year Guarantee Period.

      (b)Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on federal tax rules, this option is not available for qualified Contracts where the difference in ages of the joint annuitants is greater than 10 years. See "Pay-Out Options." This income type is only available if the oldest annuitant's attained age is 55 or older.

If you take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel Your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

GMIB PLUS II PURCHASE PAY-OUT RATES (DOES NOT APPLY TO CONTRACTS ISSUED IN NEW YORK STATE). The GMIB purchase rates are enhanced under either of the following circumstances, if:

   (a)you take no withdrawals before your 62nd birthday;

   (b)your Account Value is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an income base remaining; and

   (c)the income type you select is the Lifetime Income Annuity with a 10-Year Guarantee Period;

Then the annual income payments under the GMIB Plus II will equal or exceed 6% of the Annual Increase Amount (calculated on the date the payments are determined).

Similarly, if:

   (a)you take no withdrawals before your 60th birthday;
   (b)your Account Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an income base remaining; and
   (c)the income type you select is the Lifetime Income Annuity with a 10-Year Guarantee Period.

Then the annual income payments under the GMIB Plus II will equal or exceed 5% of the Annual Increase Amount (calculated on the date the payments are determined).

If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to you instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.

TERMINATING THE GMIB PLUS II. Except as otherwise provided, the GMIB Plus II will terminate upon the earliest of:

   a) The 30th day following the Contract Anniversary on or following your 90th birthday;

   b) The date you make a complete withdrawal of your Account Value (a pro rata portion of the charge will be applied). (If there is still an income base remaining after a full withdrawal of your Account Value, we will commence making income payments based on the remaining income base within 30 days of the date of the full withdrawal.)

   c) The date you elect to receive income payments under the Contract and you do not elect to receive payments under the GMIB Plus II (a pro rata portion of the charge will be applied);

   d) Death of the owner or joint owner (unless the spouse -- aged 89 or younger -- is the beneficiary and elects to continue the Contract), or death of the annuitant if a non-natural person owns the Contract;

   e) A change for any reason of the owner or joint owner or annuitant, if a non-natural person owns the Contract, unless we agree otherwise;

   f) The effective date of the Guaranteed Principal Option or;

   g) The date you assign your Contract, subject to our administrative procedures.

When the GMIB Plus II terminates, the corresponding GMIB Plus II charge terminates and GMIB Plus II investment restrictions no longer apply.

CHARGES. The GMIB Plus II is available for an additional charge of 1.00% (0.95% for Contracts issued in New York State) of the income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value. (The Fixed Account is not available in C Class Contracts, a Contract issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging program is not available in the C and B Plus Classes Contract.)

THE GUARANTEED PRINCIPAL OPTION -- GRAPH AND EXAMPLE

Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.

The effect of exercising the Guaranteed Principal Option:

1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.

2) The GMIB Plus II benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value; the Contract continues.

3) The GMIB Plus II allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.

             [Exercise Guaranteed Principal Option and Guaranteed
                          Principal Adjustment Chart]

Withdrawals reduce the original purchase payment (I.E., those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

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THE OPTIONAL STEP-UP: OPTIONAL AUTOMATIC ANNUAL STEP-UP

Assume your initial investment is $100,000 and no withdrawals are taken. The 6% Annual Increase Amount of the Income Base increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your 6% Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The 6% Annual Increase Amount of the Income Base automatically resets from $106,000 to $110,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus II is reset to 10 years from the first Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract owners at that time;
   and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

The 6% Annual Increase Amount of the Income Base increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your 6% Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.

The effect of the Optional Step-Up is:

(1)The 6% Annual Increase Amount of the Income Base automatically resets from $116,600 to $120,000;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus II is reset to 10 years from the second Contract Anniversary;

(3)The charge is reset to the fee we charge new Contract owners at that time;
   and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the 6% Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

The effect of each Optional Step-Up is:

(1)The 6% Annual Increase Amount of the Income Base automatically resets to the higher Account Value;

(2)The 10-year waiting period to annuitize the Contract under the GMIB Plus II is reset to 10 years from the date of the Optional Reset;

(3)The charge is reset; and

(4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume you do not make a new election of the Optional Automatic Annual Step-Up. The 6% Annual Increase Amount of the Income Base increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is

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NOT permitted because your Account Value is lower than your 6% Annual Increase
Amount of the Income Base. However, because the Optional Reset has locked-in previous gains, the 6% Annual Increase Amount of the Income Base remains at $180,200 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 190% maximum increase limitation). Also, please note:

(1)The 10-year waiting period to annuitize the Contract under the GMIB Plus II remains at the 17th Contract Anniversary (10 years from the date of the last Optional Reset);

(2)The charge remains at its current level; and

(3)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                    [GRAPHIC]




DESCRIPTION OF GMIB II (MAY BE KNOWN AS THE "GUARANTEED MINIMUM INCOME BENEFIT" IN SALES LITERATURE OR OTHER MATERIALS)

GMIB II is available only for owners up through age 75, and you can only elect GMIB II at the time you purchase the Contract. GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the owner's 85th birthday.

GMIB II is otherwise identical to the GMIB Plus II, with the following exceptions:

   (1)The additional charge for GMIB II is 0.50%.

   (2)The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:

      a. the annual increase rate is 5% per year through the Contract Anniversary on or following the owner's 85th birthday and 0% thereafter, and

      b. the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph "a" of the "Income Base" section of "Description of GMIB Plus II" above will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.

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   (3)There is no Guaranteed Principal Option.

   (4)There is no Optional Step-Up feature.

   (5)There are no limitations to how you may allocate your purchase payments and Account Value among the investment choices.

   (6)The following replaces termination provision a), above:

      The 30th day following the Contract Anniversary on or following your 85th birthday.

   (7)The following replaces termination provision e), above:

      A change for any reason of the owner or joint owner or the annuitant if a non-natural person owns the Contract.

   (8)Termination provisions, f) and g) above, do not apply.

   (9)If you exercise the GMIB II benefit under the life annuity with 10 years of annuity payments guaranteed option, the Guarantee Period is 5 years for ages 84-85.

  (10)The following replaces termination provision d) above: Death of the owner or joint owner unless the spouse (age 84 or younger) is the beneficiary and elects to continue the Contract, or death of the annuitant if a non-natural person owns the Contract.

  (11)There are no enhanced purchase pay-out rates.

  (12)The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.

GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS

The GMIB benefits may have limited usefulness in connection with a qualified Contract, such as IRA (See "Income Taxes"), in circumstances where, due to the ten year waiting period after purchase (and, for the GMIB Plus II, after an Optional Step-Up), the owner is unable to exercise the benefit until after the required beginning date of required minimum distributions under the Contract. In such event, required minimum distributions received from the Contract during the ten year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of income payments under the GMIB. You should consult your tax adviser prior to electing the GMIB.

Additionally, the GMIB is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract or IRA (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB may not be exercised until 10 years after purchase (and, for the GMIB Plus II, after an Optional Step-Up), and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for 10 years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the owner's death, and also prohibit payments for as long as the beneficiary's life in certain circumstances.

GUARANTEED WITHDRAWAL BENEFITS

We offer optional guaranteed withdrawal benefits for an additional charge. There are two Guaranteed Withdrawal Benefits ("GWB"), under this Contract:

  .   Lifetime Withdrawal Guarantee II ("LWG II")

  .   Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")

Each of the guaranteed withdrawal benefits guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative

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investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your benefit has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee II guarantees income, without annuitizing the Contract, for your life (and the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age
59 1/2 at continuance, and, for Contracts issued in New York State, if you take your first withdrawal when both you and your spouse are at least age 59 1/2), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below.)

If you purchase a guaranteed withdrawal benefit, you must elect one version at the time you purchase the Contract, prior to age 86. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and GMIB or the Enhanced Death Benefit in effect at the same time. Once elected, the rider may not be terminated except as stated below.

FACTS ABOUT GUARANTEED WITHDRAWAL BENEFITS

MANAGING YOUR WITHDRAWALS. A GWB guarantee may be reduced if your annual withdrawals or any amount applied to a pay-out option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. A GWB does not establish or guarantee an Account Value or minimum return for any investment division. The Benefit Base (as described below) under the Enhanced GWB and the Remaining Guaranteed Withdrawal Amount (as described below) under the LWG II cannot be taken as a lump sum. (However, if you cancel a Lifetime Withdrawal Guarantee benefit after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the contract, reduced proportionately for any withdrawals. The Guaranteed Principal Adjustment feature is not available in Washington State. See "Description of the Lifetime Withdrawal Guarantee II -- Cancellation and Guaranteed Principal Adjustment" below.) INCOME TAXES AND PENALTIES MAY APPLY TO YOUR WITHDRAWALS, AND WITHDRAWAL CHARGES MAY APPLY TO WITHDRAWALS DURING THE FIRST CONTRACT YEAR UNLESS YOU TAKE THE NECESSARY STEPS TO ELECT TO TAKE SUCH WITHDRAWALS UNDER A SYSTEMATIC WITHDRAWAL PROGRAM. WITHDRAWAL CHARGES WILL ALSO APPLY TO WITHDRAWALS OF PURCHASE PAYMENTS THAT EXCEED THE FREE WITHDRAWAL AMOUNT.

IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT A GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. A GWB CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE) UNTIL TERMINATION OF THE RIDER.

For purposes of calculating the Guaranteed Withdrawal Amount or the Total Guaranteed Withdrawal Amount (for the Lifetime Withdrawal Guarantee), purchase payment credits (I.E., Bonus payments) are not included. In any event, withdrawals under a GWB will reduce your Account Value and death benefits.

CHARGES.   If the Lifetime Withdrawal Guarantee is in effect, we will continue to assess a GWB benefit charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the Enhanced GWB is in effect, we will not continue to assess a GWB charge if your Benefit Base, as described below, equals zero.

TAX TREATMENT. The tax treatment of withdrawals under the Enhanced GWB and LWG II is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Account Value (prior to withdrawal charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax advisor prior to purchase.

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DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II (MAY BE KNOWN AS "METLIFE
LIFETIME WITHDRAWAL GUARANTEE 2008" IN SALES LITERATURE OR OTHER MATERIALS)

TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the Lifetime Withdrawal Guarantee II is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the TOTAL GUARANTEED WITHDRAWAL AMOUNT. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If you take a withdrawal that does NOT exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a NON-EXCESS WITHDRAWAL. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable withdrawal charge) reduces the Account Value. We refer to this type of withdrawal as an EXCESS WITHDRAWAL.

REMAINING GUARANTEED WITHDRAWAL AMOUNT. The REMAINING GUARANTEED WITHDRAWAL AMOUNT is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charge). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable withdrawal charge) reduces the Account Value.

7.25% COMPOUNDING INCOME AMOUNT. For all Contracts except Contracts issued in New York State, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher. Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

    6% COMPOUNDING INCOME AMOUNT (NEW YORK STATE ONLY). For Contracts issued in New York State, if you elect the Single Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date you reach age 63 (or, if later, the date the Contract is issued), until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). If the first withdrawal is taken before you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

    If you elect the Joint Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66 (or, if later, the date the Contract is issued), until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We may increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the youngest spouse is 66 years old, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

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ANNUAL BENEFIT PAYMENT.  For all Contracts except Contracts issued in New York
State, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if you make the first withdrawal on or after the date your reach age 76). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if you make your first withdrawal on or after the date you reach age 76).

    ANNUAL BENEFIT PAYMENT (NEW YORK STATE ONLY). For Contracts issued in New York State, if you elect the Single Life Version of LWG II, the Annual Benefit Payment is calculated in the same manner as it is for Contracts issued in other states. If you elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make the first withdrawal when both you and your spouse are at least age
    63). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make your first withdrawal on or after the date when you and your spouse reach age
    63).

IT IS IMPORTANT TO NOTE:

  . If you take your first withdrawal before the date you reach age 59 1/2 (or, for Contracts issued in New York State with the Joint Life Version, if you take your first withdrawal before the date when both you and your spouse are at least 59 1/2 ), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments regardless of market performance so long as you do not take Excess Withdrawals, however, you will not be guaranteed income for the rest of your life.

  .   If you take your first withdrawal on or after the date your reach age
      59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age 59 1/2 at continuance, and, for Contracts issued in New York State, if you take your first withdrawal when both you and your spouse are at least age 591/2), even if your Remaining Guaranteed Withdrawal Amount or your Account Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawan during that Contract Year in which the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit payment to you each year for the rest of your life (and your spouse's life, if applicable). Therefore, you will be guaranteed income for life.

  . If you take your first withdrawal on or after the date you reach age 76, your Annual Benefit payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if you elect the Joint Life Version, if you take your first withdrawal when both you and your spouse are at least age 63, your Annual Benefit will be set equal to 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.

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  .   If you have elected the LWG II, you should carefully consider when to begin taking withdrawals. If you begin taking withdrawals too soon, you may limit the value of the LWG II. For example, we no longer increase your Total Guaranteed Withdrawal Amount by the 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) once you make your second withdrawal (first withdrawal for Contracts issued in New York State). However, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

  . At any time during the pay-in phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG II. This may provide higher income amounts and /or different tax treatment than the payments received under the LWG II.

MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have made an Excess Withdrawal. If you do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the applicable withdrawal rate (See "Annual Benefit Payment" above for how the withdrawal rate is determined).

In addition, as noted above, if you take an Excess Withdrawal, we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero.

You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount, (or 6% if you make your first withdrawal on or after the date you reach age 76), you cannot withdraw 3% in one year and then withdraw 7% the next year without making an Excess Withdrawal in the second year.

AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Contract owner's 91st birthday, an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that you have not chosen to decline the step-up as described below).

The Automatic Annual Step-Up will:

  . reset the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not you have taken any withdrawals;

  . reset the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if you make your first withdrawal on or after the date you reach age 76) or, for Contracts issued in New York State, if the Joint Life version of LWG II was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal when both you and your spouse are at least age 63); and

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  .   reset the LWG II charge to a rate we shall determine (provided that this rate will not exceed the rate currently applicable to the same optional benefit available for new Contract purchases at the time of the step-up), up to a maximum of 1.60% (Single Life version) or 1.80% (Joint Life version).

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current LWG II charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in writing at our Administrative Office no less than seven calendar days prior to the Contract Anniversary.

Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Administrative Office that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Account Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee II, there are certain investment allocation restrictions. Please see "Your Investment Choices -- Investment Allocation Restrictions For Certain Benefits" above.

JOINT LIFE VERSION. Like the Single Life version of the LWG II, the Joint Life version must be elected at the time you purchase the Contract, and the Contract owner (or oldest joint owner) must be age 85 or younger. Under the Joint Life version, when the owner of the Contract dies (or when the first joint owner dies), the LWG II will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the Contract under the spousal continuation provisions. This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary beneficiary at the time of your death, he or she will not be eligible to receive payments under the Lifetime Withdrawal Guarantee II. If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. In situations in which a trust is both the owner and beneficiary of the Contract, the Joint Life version of the benefit would not apply.

For Contracts issued in New York State, in order for you and your spouse to receive lifetime income, both you and your spouse must be at least age 59 1/2 at the time of the withdrawal. Please note that a change of the primary beneficiary will terminate the LWG II rider in New York State. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions of LWG II for Contracts issued in New York State (see "6% Compounding Income

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Amount" above.) In addition, the withdrawal rate for the Joint Life Version of
LWG II may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State -- (see "Annual Benefit Payment" above).

A purchaser who has or is contemplating a civil union would not be able to receive continued payments upon the death of the owner under the joint life version of the LWG II.

CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the Lifetime Withdrawal Guarantee II on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the Lifetime Withdrawal Guarantee II will terminate, we will no longer deduct the Lifetime Withdrawal Guarantee II charge and the investment allocation restrictions described in "Investment Choices -- Investment Allocation Restrictions for Certain Benefits" will no longer apply. The Contract, however, will continue.

If you cancel the Lifetime Withdrawal Guarantee II on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a GUARANTEED PRINCIPAL ADJUSTMENT to your Account Value (does not apply to Contracts issued in Washington State). The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) -
(b) where:

(a)is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable withdrawal charges) and

(b)is the Account Value on the date of cancellation.

The Guaranteed Principal Adjustment will be added to each applicable investment division in the ratio the portion of the Account Value in such investment division bears to the total Account Value in all investment divisions. The Guaranteed Principal Adjustment will never be less than zero.

Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Value and impact whether or not a benefit is due. Therefore, the Lifetime Withdrawal Guarantee II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the Lifetime Withdrawal Guarantee II for its Guaranteed Principal Adjustment feature. The Guaranteed Principal Adjustment feature is not available in Washington State.

TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE II. The Lifetime Withdrawal Guarantee II will terminate upon the earliest of:

(1)The date of a full withdrawal of the Account Value (a pro rata portion of the charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);

(2)The date the Account Value is applied to a pay-out option (a pro rata portion of the charge for this benefit will be assessed);

(3)The date there are insufficient amounts to deduct the Lifetime Withdrawal Guarantee benefit charge (you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met);

(4)Death of the Contract owner or joint Contract owner (or the annuitant if the owner is a non-natural person), except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee II, the primary beneficiary is the spouse, and the spouse elects to continue the contract under the spousal continuation provisions of the Contract;

(5)Change in Contract owners or joint Contract owners or annuitants (if the Contract owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the charge for this benefit will be assessed, except for termination due to death);

(6)The Contract is terminated (a pro-rata portion of the charge will be assessed, except for termination due to death.)

(7)Effective date of the cancellation of this benefit by the Contract owner;

(8)The date you assign your Contract, subject to our administrative procedures;
   or

(9)For Contracts issued in New York State with the Joint Life Version, the effective date of a change of the primary beneficiary.

Once the benefit is terminated, the Lifetime Withdrawal Guarantee II charge will no longer be deducted and the Lifetime Withdrawal Guarantee II investment allocation restrictions will no longer apply.

ADDITIONAL INFORMATION. The Lifetime Withdrawal Guarantee II may affect the death benefit available under your Contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee II is in effect, an alternative death benefit amount will be calculated under the Lifetime Withdrawal Guarantee II that can be taken in a lump sum. The Lifetime Withdrawal Guarantee II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the alternative death benefit amount calculated under the Lifetime Withdrawal Guarantee II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Contract owner (or the annuitant, if the Contract owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to

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Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts
subject to Section 72(s) of the Internal Revenue Code). If you terminate the Lifetime Withdrawal Guarantee II because (1) you make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the Lifetime Withdrawal Guarantee II charge; or (3) the Contract owner dies, except where the beneficiary or joint owner is the spouse of the Contract owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

CHARGES. For the Lifetime Withdrawal Guarantee II the current charges are 1.25% of the Total Guaranteed Withdrawal Amount for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs we may increase the Lifetime Withdrawal Guarantee II charge to the then current charge for the same optional benefit, but no more than a maximum of 1.60% for the Single Life version or 1.80% for the Joint life version.

The charge is deducted at the end of each Contract Year after applying any 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary by withdrawing amounts on a pro rata basis from your Fixed Account (if available) balance, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from your Separate Account Value.

EXAMPLES OF LIFETIME WITHDRAWAL GUARANTEE II

The purpose of these examples is to illustrate the operation of the LWG II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. The Lifetime Withdrawal Guarantee benefit does not guarantee an Account Value or minimum investment return for any investment division. The Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.

A. Lifetime Withdrawal Guarantee Benefit

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%).

Assume that $5,000 is withdrawn each year, beginning before the Contract owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Value is reduced to zero.

If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Value are reduced to zero. (Under the Lifetime Withdrawal Guarantee II, if the Contract owner makes the first withdrawal at or after the Contract Anniversary following attained age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

                                    [CHART]

       Annual Benefit     Cumulative           Account
          Payment         Withdrawals           Value
       --------------     -----------        -----------
 1        $5,000           $ 5,000           $100,000.00
 2         5,000            10,000             90,250.00
 3         5,000            15,000             80,987.50
 4         5,000            20,000             72,188.13
 5         5,000            25,000             63,828.72
 6         5,000            30,000             55,887.28
 7         5,000            35,000             48,342.92
 8         5,000            40,000             41,175.77
 9         5,000            45,000             34,366.98
10         5,000            50,000             27,898.63
11         5,000            55,000             21,753.70
12         5,000            60,000             15,916.02
13         5,000            65,000             10,370.22
14         5,000            70,000              5,101.71
15         5,000            75,000                 96.62
16         5,000            80,000                     0
17         5,000            85,000                     0
18         5,000            90,000            -13,466.53
19         5,000            95,000                     0
20         5,000           100,000                     0




   2. When Withdrawals Do Exceed the Annual Benefit Payment

 LifetimeWithdrawal Guarantee II -- Proportionate Reduction

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 X 5%). (If the Contract owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $80,000 - $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the Account Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% X $87,500 = $4,375.

(Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that

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
withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Account Value before that withdrawal.)

B. Lifetime Withdrawal Guarantee Benefit -- Compounding Income Amount (for all states except New York)

Assume that a Contract with LWG II had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%). (If the Contract owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

The Total Guaranteed Withdrawal Amount will increase by 7.25% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the second withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the second withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 X 107.25%), and the Annual Benefit Payment would increase to $5,363 ($107,250 X 5%).

If the second withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($105,000 X 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 X 5%).

If the second withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 X 5%).

Delay taking withdrawals and receive higher guaranteed payments

                        [Chart]

Year of Second Withdrawal  Annual Benefit Payment
-------------------------  ----------------------
         1                      $ 5,000
         2                        5,363
         3                        5,751
         4                        6,168
         5                        6,615
         6                        7,095
         7                        7,609
         8                        8,161
         9                        8,753
        10                        9,387
        11                       10,068

C. Lifetime Withdrawal Guarantee Benefit -- Automatic Annual Step-Ups and 7.25% Compounding Amount (No Withdrawals) (for all states except New York)

Assume that a Contract with LWG II had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 X 5%).

At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Account Value is less than $214,500. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 X 5%).

                                    [CHART]




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D. FOR CONTRACTS ISSUED IN NEW YORK STATE: Lifetime Withdrawal Guarantee
   Benefit -- Compounding Income Amount

Assume that a Contract owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 X 5%). (If the Contract owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 X 5%).

If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 X 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 X 5%).

If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 X 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 X 5%).

If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 X 5%).


        Delay taking withdrawals and receive higher guaranteed payments

                             [GRAPHIC APPEARS HERE]

                             Annual Benefit Payment

     1              2           3            4            5           6
   ------        ------       ------       ------       ------      ------
   $5,000        $5,300       $5,618       $5,955       $6,312      $6,691

E. FOR CONTRACTS ISSUED IN NEW YORK STATE: Lifetime Withdrawal Guarantee Benefit -- Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)

Assume that a Contract owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.

At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 X 5%).

At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 X 5%).

Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 X 5%).

At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Value is less than $159,000. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 X 5%).

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DESCRIPTION OF ENHANCED GUARANTEED WITHDRAWAL BENEFIT (MAY BE KNOWN AS THE
"GUARANTEED WITHDRAWAL BENEFIT" IN SALES LITERATURE OR OTHER MATERIALS)

BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum TOTAL amount of money that you are guaranteed to receive over time under the Enhanced GWB. At issue, the Guaranteed Withdrawal Amount and the BENEFIT BASE are both equal to your initial purchase payment plus a credit to the Benefit Base equal to 5% of your initial purchase payment ("the GWB Bonus"). At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.

The Benefit Base is equal to:

  .   Your initial purchase payment, increased by the 5% GWB Bonus;

  .   Increased by each subsequent purchase payment, and by the 5% GWB Bonus;

  . Reduced dollar for dollar by withdrawals, which are withdrawals and amounts applied to an income option (currently, you may not apply amounts less than your entire Account Value to an annuity option); and

  . If any withdrawal from your Contract is not payable to the Contract owner or the Contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), or results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Value, after the decrease for withdrawals. The Benefit Base will also be reset as a result of an Optional Reset as described below.

ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB withdrawal rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.

MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the Contract owner or the Contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Value after the reduction for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB withdrawal rate. This reduction may be significant. Furthermore, because the Enhanced GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the cost of the benefit relative to the benefits you will receive.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not

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cumulative and your Benefit Base and Annual Benefit Payment will not increase.
For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.

ALL WITHDRAWALS ARE SUBJECT TO APPLICABLE EARLY WITHDRAWAL CHARGES AND TAXES.

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.

GUARANTEED WITHDRAWAL AMOUNT. We assess the Enhanced GWB charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and
(2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB charge we deduct will increase because the charge is a percentage of your Guaranteed Withdrawal Amount.

OPTIONAL RESET. At any Contract Anniversary prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person) you may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.

An Optional Reset will:

..   Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the
    Account Value on the date of the reset;

..   Reset your Annual Benefit Payment equal to the Account Value on the date of the reset multiplied by the GWB withdrawal rate (7%); and

..   Reset the Enhanced GWB charge equal to the then current level we charge for the same benefit at the time of the reset, up to the maximum charge of 1.00%.

You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person).

We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.

If you elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Account Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the owner (or oldest joint owner or annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.

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In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)

It is possible to elect a one-time Optional Reset when the Account Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Account Value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the Account Value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base but decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. Therefore, generally it may be beneficial to elect a one-time Optional Reset only if your Account Value exceeds your Guaranteed Withdrawal Amount.

Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

WITHDRAWAL CHARGE. We will apply a withdrawal charge to withdrawals from purchase payments of up to 8% of purchase payments taken in the first seven years following receipt of the applicable purchase payment.

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.

CANCELLATION OF THE ENHANCED GWB. You may elect to cancel the Enhanced GWB in accordance with our administrative procedures (currently we require you to submit your cancellation request in writing to our Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB, you may not re-elect it. Upon cancellation, the Enhanced GWB charge will no longer apply. The Contract, however, will continue.

TERMINATION OF THE ENHANCED GWB. The Enhanced GWB will terminate upon the earliest of:

(1)the date you make a full withdrawal of your Account Value (a pro rata portion of the charge will apply); you are still eligible to receive annual payments until the Benefit Base declines to zero, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met;

(2)the date you apply all of your Account Value to a pay-out option (a pro rata portion of the charge will apply);

(3)the date there are insufficient amounts to deduct the Enhanced GWB charge from your Account Value (whatever Account Value is available will be applied to pay the annual Enhanced GWB benefit charge); you are still eligible to receive annual payments until the Benefit Base declines to zero, provided your withdrawals did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met;

(4)the date we receive due proof of the owner's death and a beneficiary claim form, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the annuitant dies if the owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB is in effect at the time of continuation), all terms and conditions of the Enhanced GWB will apply to the surviving spouse; and (b) we will not terminate the benefit until we receive both due proof of the owner's death and a beneficiary claim form (from certain beneficiaries,

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   such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB charge until we receive this information;

(5)the effective date of cancellation of the rider;

(6)a change of the owner or joint owner (or the annuitant if the owner is a non-natural person) for any reason (a pro rata portion of the charge will apply); or

(7)the termination of the Contract (a pro rata portion of the charge will apply).

ADDITIONAL INFORMATION. If you take a full withdrawal of your Account Value and the withdrawal does not exceed the Annual Benefit Payment, or your Account Value is reduced to zero because you do not have a sufficient Account Value to pay the Enhanced GWB charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the owner or joint owner (or to the annuitant if the owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the joint owner (or the annuitant if the owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.

If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while the Enhanced GWB is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB.

If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed-upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, if the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s) of the Internal Revenue Code). If you terminate the Enhanced GWB because (1) you make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the Enhanced GWB charge; or (3) the Contract owner or joint owner (or the annuitant, if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

CHARGES. The Enhanced GWB is available for an additional charge of 0.55% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. We will not continue to assess the charge if your Benefit Base equals zero. The charge is made by withdrawing amounts on a pro-rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling accumulation units from

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your Separate Account Value. (The Fixed Account is not available in the C Class
Contracts or Contracts issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and B Plus Class Contracts.)

EXAMPLES

The purpose of these examples is to illustrate the operation of the Enhanced Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

A. How Withdrawals Affect the Benefit Base

   1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 X 5%). Assume that the Account Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

   2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C. How Withdrawals Affect the Annual Benefit Payment

   1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Value by an additional $1,000, the Account Value would be reduced to $100,000 - $9,000 - $1,000 = $90,000.
      Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

   2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Value had increased to $150,000, the Account Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

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D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed
   Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% X $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

E. Putting It All Together

   1. When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Account Value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals        Balance       Base
                 -------        -----------        -------      -------
 0                    0                0           100,000      105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350            7,350            42,650       75,600
 5                7,350            7,350            35,300       68,250
 6                7,350            7,350            27,950       60,900
 7                7,350            7,350            20,600       53,550
 8                7,350            7,350            13,250       46,200
 9                7,350            7,350             5,900       38,850
10                7,350            7,350                 0       31,500
11                7,350            7,350                 0       24,150
12                7,350            7,350                 0       16,800
13                7,350            7,350                 0        9,450
14                7,350            7,350                 0        2,100
15                2,100            2,100                 0            0
16
17
18

   2. When Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Account Value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% X $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

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                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals        Balance       Base
                 -------        -----------        -------      -------
 0                   $0               $0          $100,000     $105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350           10,000            40,000       40,000
 5                2,800            2,800            37,200       37,200
 6                2,800            2,800            34,400       34,400
 7                2,800            2,800            31,600       31,600
 8                2,800            2,800            28,800       28,800
 9                2,800            2,800            26,000       26,000
10                2,800            2,800            23,200       23,200
11                2,800            2,800            20,400       20,400
12                2,800            2,800            17,600       17,600
13                2,800            2,800            14,800       14,800
14                2,800            2,800            12,000       12,000
15                2,800            2,800             9,200        9,200
16                2,800            2,800             6,400        6,400
17                2,800            2,800             3,600        3,600
18                2,800            2,800               800          800

F. Annual Benefit Payment Continuing When Account Value Reaches Zero

An initial purchase payment is made of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 X 7%).

Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                    [CHART]

     Annual Benefit Payment  Benefit Base      Account Balance
     ----------------------  ------------      ---------------
 1           $7,350          $105,000            $100,000
 2            7,350            97,650              73,000
 3            7,350            90,300              52,750
 4            7,350            82,950              37,562.50
 5            7,350            75,600              26,171.88
 6            7,350            68,250              17,628.91
 7            7,350            60,900              11,221.68
 8            7,350            53,550               6,416.26
 9            7,350            46,200               2,812.20
10            7,350            38,850                 109.14
11            7,350            31,500                      0
12            7,350            24,150                      0
13            7,350            16,800                      0
14            7,350             9,450                      0
15            2,100             2,100                      0
16                0                 0                      0





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G. How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may
   be elected prior to age 86)

Assume that a Contract had an initial purchase payment of $100,000 and the fee is .55%. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The Account Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at .55%. If an Optional Reset is elected, the charge would remain at .55%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% X $148,350 = $10,385.

The Account Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% X $179,859 = $12,590.

The Account Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% X $282,582= $19,781.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                    [CHART]

          Annual Benefit     Cumulative
              Payment        Withdrawals     Account Balance
          --------------     -----------     ---------------
 1           $ 7,350          $  7,350           $105,000
 2             7,350            14,700            125,000
 3             7,350            22,050            130,000
 4            10,385            32,435            148,350
 5            10,385            42,819            185,000
 6            10,385            53,204            195,000
 7            12,590            65,794            179,859
 8            12,590            78,384            210,000
 9            12,590            90,974            223,000
10            19,781           110,755            282,582
11            19,781           130,535            270,000
12            19,781           150,316            278,000



   4 How an Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment

Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.


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Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Value at the end of 5 years is $80,000. If an Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 X 7%).

Under these circumstances, the Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the benefit charge is calculated. If the benefit charge rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual benefit charge.

LIFETIME WITHDRAWAL GUARANTEE, GWB AND DECEDENT CONTRACTS

The Lifetime Withdrawal Guarantee is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract or IRA (or where otherwise offered, under any other Contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.

Note that the Lifetime Withdrawal Guarantee and Enhanced GWB are not appropriate for purchase by a beneficiary under a decedent's Non-Qualified Contract.

SUMMARY OF LIVING BENEFITS

The chart below highlights certain differences among the living benefits. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with the riders.

---------------------------------------------------------------------------------------
                                                    Income Guarantees
                                    ---------------------------------------------------
                                          GMIB Plus II                GMIB II

---------------------------------------------------------------------------------------
LifetimeIncome                                Yes                       Yes
                                     (after waiting period)   (after waiting period)

---------------------------------------------------------------------------------------
BenefitInvolves Annuitization                 Yes                       Yes
---------------------------------------------------------------------------------------
WithdrawalsPermitted (1)             Prior to annuitization   Prior to annuitization
---------------------------------------------------------------------------------------
WaitingPeriod                        Must wait 10 years to     Must wait 10 years to
                                     annuitize under rider:   annuitize under rider:
                                      Optional Step-Up (2)     withdrawals available
                                    restarts waiting period;        immediately
                                     withdrawals available
                                          immediately
---------------------------------------------------------------------------------------
Reset/Step-Up                                 Yes                       No
---------------------------------------------------------------------------------------
May Invest in Investment Choices     Prior to annuitization   Prior to annuitization
---------------------------------------------------------------------------------------
Investment Allocation Requirements            Yes                       No
---------------------------------------------------------------------------------------
Abilityto Cancel Rider              Yes, after 10 years, can            No
                                      take lump-sum option
                                    under the GPO provisions




---------------------------------------------------------------------------------------
DeathBenefit                        Prior to annuitization,   Prior to annuitization,
                                     Contract death benefit   Contract death benefit
                                         available (2)             available (2)






---------------------------------------------------------------------------------------
CurrentCharges (3)                         1.00% (4)                   0.50%


---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                 Withdrawal Guarantees
                                    ------------------------------------------------
                                      Lifetime Withdrawal         Enhanced GWB
                                          Guarantee II
------------------------------------------------------------------------------------
LifetimeIncome                                Yes                      No
                                    (if first withdrawal on
                                      or after age 59 1/2)
------------------------------------------------------------------------------------
BenefitInvolves Annuitization                  No                      No
------------------------------------------------------------------------------------
WithdrawalsPermitted (1)                      Yes                      Yes
------------------------------------------------------------------------------------
WaitingPeriod                                 None                    None
                                    (age 59 1/2 for lifetime
                                          withdrawals)



------------------------------------------------------------------------------------
Reset/Step-Up                                 Yes                      Yes
------------------------------------------------------------------------------------
May Invest in Investment Choices              Yes                      Yes
------------------------------------------------------------------------------------
Investment Allocation Requirements            Yes                      No
------------------------------------------------------------------------------------
Abilityto Cancel Rider                Yes, at 5th, 10th &      Yes, within 90 days
                                         15th Contract         after 5th Contract
                                     Anniversary, annually         Anniversary
                                      thereafter; or, lump-
                                      sum option under the
                                      GPA provisions after
                                            15 years
------------------------------------------------------------------------------------
DeathBenefit                         Contract death benefit      Contract death
                                    or alternate rider death  benefit or ability to
                                       benefit available;     receive Benefit Base
                                       ability to receive     in series of payments
                                      Remaining Guaranteed     instead of Contract
                                      Withdrawal Amount in        death benefit
                                       series of payments
                                      instead of Contract
                                         death benefit
------------------------------------------------------------------------------------
CurrentCharges (3)                     1.25% (Single Life             0.55%
                                       version) or 1.50%
                                     (Joint Life version)
------------------------------------------------------------------------------------

-----------
/1/ Withdrawals will reduce the living and death benefits and Account Value.

/2/ If the Contract is annuitized, income payments may be guaranteed for a certain period of time (depending on the income payment type selected) and therefore payable upon death of the annuitant. See "Pay-Out Options" and the rider descriptions for more information.

/3/ Certain charges may increase upon a Reset or Step-Up. Generally, charges are assessed as a percentage of the guaranteed benefit rather than Account Value. For example, the charge for GMIB II is 0.50% of the Income Base. See the Charges section and the individual rider descriptions for more information.

/4/ For Contracts issued in New York State, the charge for GMIB Plus II is
    0.95% of the Income Base.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

   You may convert your Contract into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See "Income Taxes" for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days from the date we issue the Contract before you annuitize, and you may select a pay-out option until the later of ten years after you purchased your Contract or the date the annuitant reaches age 90. Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. Please be aware that once your Contract is annuitized, you are ineligible to receive the Death Benefit you have selected. Additionally, if you have selected a living benefit rider such as a Guaranteed Minimum Income Benefit or a Guaranteed Withdrawal Benefit, annuitizing your Contract terminates the rider, including any Death Benefit provided by the rider and any Guaranteed Principal Option or Guaranteed Principal Adjustment (for GMIB Plus II or Lifetime Withdrawal Guarantee, respectively) that may also be provided by the rider.

When considering a pay-out option, you should think about whether you want:

..   Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

..   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. Where required by state law, we will not take into account the sex of the annuitants. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

By the time the annuitant reaches age 90, or ten years after issue of your Contract, if later, and if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10-year guarantee. In that case, if you do not tell us otherwise, your Fixed Account Value and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out option.

INCOME PAYMENT TYPES

   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when you decide to take a pay-out option. Your decision is irrevocable.

There are three people who are involved in payments under your pay-out option:

..   Contract owner: the person or entity which has all rights including the right to direct who receives payment.

..   Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

..   Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract owner dies.

Many times, the Contract owner and the annuitant are the same person.

When deciding how to receive income, consider:

..   The amount of income you need;

..   The amount you expect to receive from other sources;

..   The growth potential of other investments; and

..   How long you would like your income to be guaranteed.

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. Due to underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract owner of the annuity (or the beneficiary, if the Contract owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the Contract owner of the annuity (or the beneficiary, if the Contract owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

   Your initial income payment must be at least $100. This means that the amount used from a Contract to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable Income Payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains the same for duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.

Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you first convert your Contract into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex (where applicable) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Contract into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer an AIR of 3% and 4%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Contract to an income stream, then the amount of that payment will be determined on the date you convert your Contract to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

..   First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

..   Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

..   Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

..   Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

   During the pay-out phase of the Contract, you may make reallocations among investment divisions or from the investment divisions to the Fixed Income
Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the investment division. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.

For us to process a reallocation, you must tell us:

..   The percentage of the income payment to be reallocated;

..   The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and

..   The investment divisions from which you want to reallocate your income payment.

We may require that you use our original forms to make reallocations.

Reallocations will be made at the end of the business day, at the close of the Exchange, if received in good order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..   First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

..   Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..   Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..   Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

..   Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

..   Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Please see the "Transfer Privilege" section regarding our market timing policies and procedures.

CHARGES


   You pay the Standard Death Benefit Separate Account charge for your Contract class during the pay-out phase of the Contract except that the Separate
Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization funds). In addition, you pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check, made payable to "MetLife," to the appropriate address below.

(We reserve the right to receive purchase payments by other means acceptable to us.)

             REGULAR MAIL               EXPRESS MAIL
             ------------               ------------
             MetLife Preference Premier MetLife Preference Premier
             PO Box 10342               4700 Westown Parkway,
             Des Moines, IA 50306-0342  Suite 100
                                        West Des Moines, IA 50266

We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.

Purchase payments (including any portion of your Account Value under a Contract which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

..   On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

..   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail, telephone and Internet. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

..   Account Value

..   Unit Values

..   Current rates for the Fixed Account

..   Transfers

..   Changes to investment strategies

..   Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

..   any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

..   any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the the death benefit instead. If the beneficiary is your spouse, the spouse may be substituted as the owner of the Contract and continue the Contract. We permit the beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

MISSTATEMENT

We may require proof of age or sex of the owner, annuitant or beneficiary before making any payments under this Contract that are measured by the owner's, annuitant's or beneficiary's life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex.

Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract owners and who simultaneously makes the same request or series of requests on behalf of other Contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:

..   rules of the Securities and Exchange Commission so permit (trading on the
    Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

..   during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE


     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually; for the money market investment division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Enhanced Death Benefit, the Earnings Preservation Benefit, Guaranteed Minimum Income Benefits or the Guaranteed Withdrawal Benefits. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract. These figures also assume a steady annual rate of return. They assume that combination of optional benefits that would produce the greatest total Separate Account charge.

Performance figures will vary among the various classes of the Contracts and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the Enhanced Death Benefit, the Earnings Preservation Benefit, Guaranteed Minimum Income Benefits or the Guaranteed Withdrawal Benefits. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Contract. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

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We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR CONTRACT

     We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of annuity contract owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

..   To operate the Separate Account in any form permitted by law.

..   To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

..   To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

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..   To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

..   To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

   Based on our current view of applicable law, you have voting interests under your Contract concerning Metropolitan Fund, Met Investors Fund or American
Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract owners may control the outcome of a vote. Shares of the Metropolitan Fund, the Met Investors Fund or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

..   The shares for which voting instructions are received, and

..   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE CONTRACTS


MetLife Investors Distribution Company (''MLIDC'') is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers). MLIDC does not retain any fees under the Contracts.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission (''SEC'') under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

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Contracts are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. (''MSI''), our affiliate and a broker-dealer, and through New England Financial(R) licensed sales representatives who are associated with New England Securities Corporation ("NES"), also our affiliate and a broker-dealer. Both broker-dealers are paid compensation for the promotion and sale of the Contracts. New England Financial(R) is the service mark for New England Life Insurance Company, Boston, Massachusetts, and related companies. The Contracts are also sold through the registered representatives of our other affiliated broker-dealers. MSI, NES and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Contracts may also be sold through other registered broker-dealers. We also may sell the Contracts directly, without compensation, to sales representatives, to employees, officers, directors, and trustees of MetLife and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any investment adviser or subadviser to the Portfolios, and certain family members of the foregoing. If consistent with applicable state insurance law, we may sell the Contracts, without compensation, to MetLife or its affiliated companies for use with deferred compensation plans for agents, employees, officers, directors, and trustees of MetLife and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. Contracts also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contract. New England Financial(R) sales representatives and MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

New England Financial(R) sales representatives, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Contract, the gross dealer concession ranges from 2.0% to 7.5% of each purchase payment (depending on the class purchased) and, starting as early as the second Contract Year, ranges from 0.40% to 1.00% (depending on the class purchased) of the Account Value each year the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because New England Financial(R) sales representatives and non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

New England Financial(R) sales representatives, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances,

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supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, New England Financial(R) sales representatives and non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Contracts by other affiliated broker-dealers. The compensation paid to other affiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through New England Financial(R) and MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of other affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with other affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our other affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain other affiliated selling firms such as Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firm provides in connection with the distribution of the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through New England Financial(R) and MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible

                                                                            111

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for the operation of the distribution systems through which the Contracts are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R), a percentage of all purchase payments allocated to the American Funds Global Small Capitalization Fund and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Contract.

FINANCIAL STATEMENTS

   The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE CAN CANCEL YOUR CONTRACT

We may cancel your Contract only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract.

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INCOME TAXES

   The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Contracts and income payments under the Contracts together.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law.

Where otherwise permitted under the Contract, the transfer of ownership of a Contract, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a Contract owner, the selection of certain maturity dates, the exchange of a Contract, or the receipt of a Contract in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

   The Contracts are a means of setting aside money for future needs- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from federal income taxes.

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We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                                   Type of Contract
                                                                                 --------------------
                                                                                    Non    Trad. Roth
                                                                                 Qualified  IRA  IRA
                                                                                 --------- ----- ----

In a series of substantially equal payments made annually (or more frequently)
for life or life expectancy (SEPP)                                                   x       x    x

After you die                                                                        x       x    x

After you become totally disabled (as defined in the Code)                           x       x    x

To pay deductible medical expenses                                                           x    x

To pay medical insurance premiums if you are unemployed                                      x    x

For qualified higher education expenses, or                                                  x    x

For qualified first time home purchases up to $10,000                                        x    x

After December 31, 1999 for IRS levies                                                       x    x

Certain immediate income annuities providing a series of substantially equal periodic payments made annually (or more frequently) over the specified payment
period                                                                               x

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. Guaranteed Withdrawal Benefit and the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

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NON-QUALIFIED ANNUITIES

..   Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

..   Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

..   Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

..   The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchanges") on or after June 30, 2008, will be treated as a taxable withdrawal rather than a non-taxable exchange. Such circumstances generally include situations where amounts are withdrawn income payments made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exception may apply. Consult your own independent tax advisor prior to a partial exchange.

..   Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

..   Where otherwise permitted under the Contract, pledges, assignments and other types of transfers of all or a portion of your Account Value generally result in the immediate taxation of the gain in your Contract. This rule may not apply to certain transfers between spouses.

..   Contracts issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

..   When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

..   In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under Section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non- natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

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Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an Account Value is used to convert to income payments.

We will treat the application of less than your entire Account Value under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (I.E., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Contract is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess

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
ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

GUARANTEED WITHDRAWAL BENEFITS

If you have purchased the Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee benefit, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Account Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under tax law and allow recovery of any remaining basis ratably over the expected number of payments.

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

MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

..   Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

..   Possible taxation as if you were the contract owner of your portion of the
    Separate Account's assets.

..   Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Contract where necessary to maintain its status as a variable annuity contract under federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

TRADITIONAL IRA AND ROTH IRA

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Contract offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Value which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may

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differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA or Roth IRA.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

..   Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).

..   If you are an active participant in a retirement plan of an employer, your contributions may be limited.

..   Purchase payments in excess of these amounts may be subject to a penalty tax.

..   These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

..   If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax

                                                                            119

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penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that, beginning for the 2006 distribution year, the value of all benefits under a Contract including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

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PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch- up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. Also, if you are an active participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local government employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year of the rollover.

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from federal income tax if they meet the following two requirements:

..   The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

..   The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

..   The first money withdrawn is any annual (non-conversion/rollover)
    contributions to the Roth IRA. These are received tax and penalty free.

..   The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

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..   The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

..   We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

This income limitation will not apply for taxable years beginning in 2010.

If you are married but file separately, you may not convert a Traditional IRA into a Roth IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire IRA annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior 12-month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

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
LEGAL PROCEEDINGS

  In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT

OF ADDITIONAL INFORMATION

                                                                       PAGE

     COVER PAGE.......................................................   1

     TABLE OF CONTENTS................................................   1

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................   2

     PRINCIPAL UNDERWRITER............................................   2

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT................   2

     EXPERIENCE FACTOR................................................   3

     VARIABLE INCOME PAYMENTS.........................................   3

     CALCULATING THE ANNUITY UNIT VALUE...............................   5

     ADVERTISEMENT OF THE SEPARATE ACCOUNT............................   6

     VOTING RIGHTS....................................................   8

     FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.....................   i

     FINANCIAL STATEMENTS OF METLIFE.................................. F-1

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
APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                     Non-Qualified IRA
                     Annuities     Annuities(1)
  California........ 2.35%         0.5%(2)
  Maine............. 2.0%          --
  Nevada............ 3.5%          --
  Puerto Rico....... 1.0%          1.0%
  South Dakota...... 1.25%         --
  West Virginia..... 1.0%          1.0%
  Wyoming........... 1.0%          --

        ---
      /1/Premium tax rates applicable to IRA annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA Annuities."

      /2/With respect to annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

APPENDIX B

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

Accumulation Unit Values are not available because the Contracts were not offered for sale prior to February 23, 2009, and therefore no accumulation units were outstanding as of the date of this prospectus.

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
APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                       LEGAL NAME OF PORTFOLIO SERIES      MARKETING NAME
  American Funds Insurance Series(R)    Global Small Capitalization Fund    American Funds Global Small Capitalization Fund
  American Funds Insurance Series(R)    Growth - Income Fund                American Funds Growth-Income Fund
  Metropolitan Series Fund, Inc.        FI Mid Cap Opportunities Portfolio  FI Mid Cap Opportunities Portfolio (Fidelity)

                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E

[_] Metropolitan Series Fund, Inc.

[_] Met Investors Series Trust

[_] American Funds Insurance Series(R)

[_] I have changed my address. My current address is:

                          _________________  Name ___
                          (Contract Number)

                                             Address

                          _________________         _
                             (Signature)          zip

             If you purchased your      If you purchased your
             Contract through a         Contract through a
             METLIFE sales              NEW ENGLAND FINANCIAL(R)
             representative:            sales representative:

             Metropolitan Life          Metropolitan Life
             Insurance Company          Insurance Company
             Attn: Fulfillment Unit -   Attn: Fulfillment Unit -
             Preference Premier         Preference Premier
             P O Box 10342              P O Box 14594
             Des Moines IA, 50306-0342  Des Moines IA, 50306-0342

                      METROPOLITAN LIFE INSURANCE COMPANY
                     METROPOLITAN LIFE SEPARATE ACCOUNT E

               PREFERENCE PREMIER/SM/ VARIABLE ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B

                               December 8, 2008
                      (as supplemented February 23, 2009)

   This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for Preference Premier Contracts dated December 8, 2008 (as supplemented February 23, 2009) and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn: Fulfillment Unit-Preference Premier, 1600 Division Road, West Warwick, RI 02893.

   A Statement of Additional Information for the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series(R) ("American Funds(R)") are attached at the end of this Statement of Additional Information.

   Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled "Important Terms You Should Know" of the Prospectus for Preference Premier Individual Annuity Contracts dated December 8, 2008 (as supplemented February 23, 2009).

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
            Independent Registered Public Accounting Firm.....   2

            Principal Underwriter.............................   2

            Distribution and Principal Underwriting Agreement.   2

            Experience Factor.................................   3

            Variable Income Payments..........................   3

            Calculating the Annuity Unit Value................   5

            Advertisement of the Separate Account.............   6

            Voting Rights.....................................   8

            Withdrawals.......................................   9

            Financial Statements of Separate Account..........   i

            Financial Statements of MetLife................... F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

   The consolidated financial statements of Metropolitan Life Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for deferred acquisition costs, and for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                             PRINCIPAL UNDERWRITER

   MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

   Information about the distribution of the Contracts is contained in the prospectus (see "Who Sells the Contracts"). Additional information is provided below.

   Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

   The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                           UNDERWRITING COMMISSIONS

              UNDERWRITING COMMISSIONS PAID   AMOUNT OF UNDERWRITING
                TO THE DISTRIBUTOR BY THE   COMMISSIONS RETAINED BY THE
        YEAR             COMPANY                    DISTRIBUTOR
        ----  ----------------------------- ---------------------------
        2007.         $282,717,096*                 $ 9,036,720**
        2006.         $  3,219,944*                 $27,377,844**
        2005.         $  3,436,680*                 $24,662,414**

--------
* 2007 reflects commissions paid to third party broker-dealers, independent agents and affiliated broker-dealers. 2005 and 2006 reflect commissions paid to third party broker-dealers. Prior to May 1, 2007, Metropolitan Life Insurance Company served as the selling broker-dealer for the variable annuity contracts issued by Metropolitan Life Insurance Company.
** For the period January 1, 2007 through April 30, 2007, and for prior years, reflects withdrawal charges imposed by Metropolitan Life Insurance Company upon the early withdrawal of amounts from or surrender of the variable annuity contracts issued by Metropolitan Life Insurance Company. MLIDC retains no underwriting commissions, and, therefore, for the period May 1, 2007 through December 31, 2007, the amount is $0.

                               EXPERIENCE FACTOR

   We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract. Below is a chart of the daily factors for each class of the Contract and the various death benefits and Earnings Preservation Benefit:

   Separate Account Charges for all investment divisions except American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization (Daily Factor)

                                             BONUS CLASS
                                   B CLASS   (YEARS 1-9)*   C CLASS     L CLASS     R CLASS
                                 ----------- ------------ ----------- ----------- -----------
Basic Death Benefit............. 0.000034247 0.000049315  0.000045205 0.000041096 0.000031507
Annual Step Up Death Benefit.... 0.000039726 0.000054795  0.000050685 0.000046575 0.000036986
Greater of Annual Step Up or 5%
  Annual Increase Death Benefit. 0.000043836 0.000058904  0.000054795 0.000050685 0.000041096
Additional Charge for Earnings
  Preservation Benefit.......... 0.000006849 0.000006849  0.000006849 0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

   Separate Account Charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization Investment Divisions (Daily Factor)

                                             BONUS CLASS
                                   B CLASS   (YEARS 1-9)*   C CLASS     L CLASS     R CLASS
                                 ----------- ------------ ----------- ----------- -----------
Basic Death Benefit............. 0.000041096 0.000056164  0.000052055 0.000047945 0.000038356
Annual Step Up Death Benefit.... 0.000046575 0.000061644  0.000057534 0.000053425 0.000043836
Greater of Annual Step Up or 5%
  Annual Increase Death Benefit. 0.000050685 0.000065753  0.000061644 0.000057534 0.000047945
Additional Charge for Earnings
  Preservation Benefit.......... 0.000006849 0.000006849  0.000006849 0.000006849 0.000006849

--------
* Applies only for the first seven years; Separate Account charges are reduced after nine years to those of B Class.

                           VARIABLE INCOME PAYMENTS

                        ASSUMED INVESTMENT RETURN (AIR)

   The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

                           AMOUNT OF INCOME PAYMENTS

   The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

   The Contract specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocating are made.

   The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or lesser than the AIR and Separate Account charges.

   Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the owner that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Contract, current rates for the Bonus Class may be lower than the other classes of the Contract and may be less than the currently issued contract rates.

                              ANNUITY UNIT VALUE

   The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Contracts is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

                            REALLOCATION PRIVILEGE

   The annuity purchase rate is the dollar amount you would need when you annuitize your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type you choose, an interest rate, and your age, sex and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.

   When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

  . First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

  . Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  . Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

  . Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

   When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

   You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

   Here are examples of the effect of a reallocation on the income payment:

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

  . Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

                      CALCULATING THE ANNUITY UNIT VALUE

   We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

   To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Contract and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

   The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

        1. Annuity Unit Value, beginning of period........... $ 10.20000
        2. "Experience factor" for period....................   1.023558
        3. Daily adjustment for 4% Assumed Investment Return.  .99989255
        4. (2) X (3).........................................   1.023448
        5. Annuity Unit Value, end of period (1) X (4)....... $ 10.43917

                       ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS GUARANTEED

1. Number of Accumulation Units as of Annuity Date....................................   1,500.00
2. Accumulation Unit Value............................................................ $ 11.80000
3. Accumulation Unit Value of the Contract (1) X (2).................................. $17,700.00
4. First monthly income payment per $1,000 of Accumulation Value...................... $     5.63
5. First monthly income payment (3) X (4) / 1,000..................................... $    99.65
6. Assume Annuity Unit Value as of Annuity Date equal to.............................. $ 10.80000
7. Number of Annuity Units (5) / (6)..................................................     9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment). $ 10.97000
9. Second monthly Annuity Payment (7) X (8)........................................... $   101.22
10. Assume Annuity Unit Value for third month equal to................................ $ 10.52684
11. Next monthly Annuity Payment (7) X (10)........................................... $    97.13

                    DETERMINING THE VARIABLE INCOME PAYMENT

   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

   From time to time we advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd+1)/6/-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. For the money market investment division, we state yield for a seven day period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\/UV\0\ (annualization factor)]-1, where UV\1\ represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a withdrawal charge for the Contracts, of up to 9% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)/n/=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various classes of the Contracts and the investment divisions as a result of different Separate Account charges and withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract.

   Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, and American Funds and may assume that the Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

   Historical performance information should not be relied on as a guarantee of future performance results.

   Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500/TM/ Growth Index, the Russell(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

   For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Contract. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date. We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.

   Past performance is no guarantee of future results.

   We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

   We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

   We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

   We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

   Any illustration should not be relied on as a guarantee of future results.

                                 VOTING RIGHTS

   In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

   Accordingly, you have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

   Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

   Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

   You will be entitled to give instructions regarding the votes attributable to your Contract, in your sole discretion.

   You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

                       DISREGARDING VOTING INSTRUCTIONS

   MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies for any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Met Investors Fund's or American Funds(R)' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                  WITHDRAWALS

   We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment by law, under certain circumstances. (See " Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Account for the period permitted by law, but for not more than six months.